                                                            Prospectus
                                                            July 31, 1995

                                                            Money Market Fund

                                                            U.S. Government
                                                            Money Market Fund

                                                            Municipal Money
                                                            Market Fund

                                                            U.S. Government
                                                            Select Money
                                                            Market Fund

                                                            California
                                                            Municipal Money
                                                            Market Fund

                                                            U.S. Government
                                                            Fund

                                                            Fixed Income Fund

                                                            Intermediate
                                                            Tax-Exempt Fund

                                                            Tax-Exempt Fund

                                                            International
                                                            Fixed Income Fund

                                                            Income Equity
                                                            Fund

                                                            Growth Equity
                                                            Fund

                                                            Select Equity
                                                            Fund

                                                            Small Cap
                                                            Growth Fund

                                                            International
                                                            Growth Equity
                                                            Fund

                                                            International
                                                            Select Equity
[NORTHERN FUNDS LOGO APPEARS HERE]                          Fund

                                                            Technology Fund

                      [NORTHERN FUNDS LOGO APPEARS HERE]


                                               Supplement dated November 3, 1995
                                               to Prospectus dated July 31, 1995


Theodore T. Southworth assumed primary responsibility for the management of the Income Equity Fund effective this date. He is a Vice President of Northern Trust and has served in this position in the Personal Investment Management Division since he joined the organization in 1984. Mr. Southworth received his B.A. degree, cum laude, from Harvard College. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago.

                      [NORTHERN FUNDS LOGO APPEARS HERE]


                                                  Supplement dated July 31, 1995
                                               to Prospectus dated July 31, 1995


The Technology Fund described in this Prospectus is not yet open to investors. For information on availability, call the Northern Funds Center at 1-800-595-9111.

                                                  Supplement dated July 31, 1995
                                               to Prospectus dated July 31, 1995

NORTHERN FUNDS' BOARD OF TRUSTEES MAY CHANGE THE INVESTMENT OBJECTIVE OF ANY FUND WITHOUT SHAREHOLDER APPROVAL. BEFORE MAKING ANY CHANGE IN A FUND'S INVESTMENT OBJECTIVE, HOWEVER, SOUTH DAKOTA SHAREHOLDERS OF THE FUND WOULD BE ADVISED AT LEAST 30 DAYS IN ADVANCE OF ANY SUCH CHANGE.

                      [NORTHERN FUNDS LOGO APPEARS HERE]



THE NORTHERN TRUST COMPANY
50 S. LaSalle Street                                           Investment
Chicago, Illinois 60675                                        Adviser,
1-800-595-9111                                                 Transfer Agent
                                                               and
                                                               Custodian

 The shares offered by this Prospectus represent interests in Northern Funds, a no-load management investment company consisting of seventeen funds (the "Funds") designed to offer investors a range of investment opportunities.
 Each Fund is advised by The Northern Trust Company ("Northern Trust"). Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their custom-ers for their services in connection with investments.
 Northern Funds consists of the following portfolios:

     MONEY MARKET FUNDS:                    EQUITY FUNDS:
      Money Market Fund                       Income Equity Fund
      U.S. Government Money Market Fund       Growth Equity Fund
      Municipal Money Market Fund             Select Equity Fund
      U.S. Government Select Money Market FundSmall Cap Growth Fund
      California Municipal Money Market Fund  International Growth Equity Fund
     FIXED INCOME FUNDS:                      International Select Equity Fund
      U.S. Government Fund                    Technology Fund
      Fixed Income Fund
      Intermediate Tax-Exempt Fund
      Tax-Exempt Fund
      International Fixed Income Fund

 This Prospectus provides information about the Funds that you should know be-fore investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated July 31, 1995 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to Northern Funds' distributor, Sunstone Finan-cial Group, Inc., at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 or call 1-414-271-5885. As of the date of this Prospectus, no shares of the Technology Fund have been sold. The California Municipal Money Market Fund is not available in certain states. Please call 1-800-595-9111 to determine availability in your state.
 SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL
DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.
 THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND, U.S. GOVERNMENT MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, U.S. GOVERNMENT SELECT MONEY MARKET FUND OR CALIFORNIA MUNICIPAL MONEY MARKET FUND (TOGETHER, THE "MONEY MARKET FUNDS") WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is July 31, 1995.

                               TABLE OF CONTENTS

                                                                           PAGE
Highlights................................................................   4
Expense Summary...........................................................   8
Financial Highlights......................................................  11
Investment Information
  Money Market Funds
    Money Market Fund.....................................................  14
    U.S. Government Money Market Fund.....................................  14
    Municipal Money Market Fund...........................................  15
    U.S. Government Select Money Market Fund..............................  15
    California Municipal Money Market Fund................................  15
    Other Information.....................................................  16
  Fixed Income Funds
    U.S. Government Fund and Fixed Income Fund............................  16
    Intermediate Tax-Exempt Fund and Tax-Exempt Fund......................  17
    International Fixed Income Fund.......................................  17
  Equity Funds
    Income Equity Fund....................................................  18
    Growth Equity Fund....................................................  19
    Select Equity Fund....................................................  19
    Small Cap Growth Fund.................................................  19
    International Growth Equity Fund......................................  20
    International Select Equity Fund......................................  20
    Technology Fund.......................................................  20
    Other Information.....................................................  21
  Municipal Money Market Funds -- Additional Risks and Considerations
   Regarding
   California Investments.................................................  21
  Municipal Money Market Fund -- Orange County Notes......................  22
  Technology Fund -- Additional Risks and Considerations..................  22
  International Funds -- Further Information..............................  23
  Fundamentals of Fixed Income Investing..................................  24
Additional Investment Information, Risks and Considerations
  Description of Securities and Investment Techniques.....................  24
  Investment Restrictions.................................................  36

                                                                            PAGE
Opening an Account and Purchasing Shares
  Purchasing Shares Directly from the Funds................................  37
  Purchasing Shares Through Northern Trust and Other Institutions..........  39
  Additional Purchase Information..........................................  39
Redeeming and Exchanging Shares
  Redeeming and Exchanging Directly from the Funds.........................  40
  Redeeming and Exchanging Through Northern Trust and Other Institutions...  42
  Additional Redemption and Exchange Information...........................  42


Distributions and Taxes
  Distributions............................................................  43
  Taxes....................................................................  44
  Tax Table................................................................  47
Management
  Board of Trustees........................................................  48
  Investment Adviser, Transfer Agent and Custodian.........................  48
  Administrator and Distributor............................................  50
  Service Organizations....................................................  50
  Expenses.................................................................  51
Further Information
  Determining Share Price..................................................  51
  Advertising Performance..................................................  52
  Voting Rights............................................................  53
  Shareholder Reports......................................................  54
  Retirement Plans.........................................................  54
  Miscellaneous............................................................  54

HIGHLIGHTS

Q: WHAT IS NORTHERN FUNDS?

A: Northern Funds is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in dif-ferent investment portfolios, each having separate investment objectives and policies. Northern Funds presently consists of seventeen portfolios, including money market, domestic and international fixed income and equity portfolios.

  MONEY MARKET FUNDS

  MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

  U.S. GOVERNMENT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of li-quidity by investing exclusively in obligations of the U.S. Government, its agencies and instrumentalities and related repurchase agreements.

  MUNICIPAL MONEY MARKET FUND seeks, to the extent consistent with the pres-ervation of capital and prescribed portfolio standards, a high level of in-come exempt from regular federal income tax by investing primarily in mu-nicipal instruments.

  U.S. GOVERNMENT SELECT MONEY MARKET FUND seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing solely in obligations of the U.S. Government, its agencies and instrumentalities.

  CALIFORNIA MUNICIPAL MONEY MARKET FUND seeks to provide to its sharehold-ers, to the extent consistent with the preservation of capital and pre-scribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

  FIXED INCOME FUNDS

  U.S. GOVERNMENT FUND seeks a high level of current income from investment in U.S. Government securities while maintaining a dollar-weighted average maturity between one and ten years.

  FIXED INCOME FUND seeks a high level of current income from investment in fixed income securities while maintaining a dollar-weighted average matu-rity between seven and twelve years.

  INTERMEDIATE TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between three and ten years.

  TAX-EXEMPT FUND seeks a high level of current income exempt from regular federal income tax by investing in municipal instruments while maintaining a dollar-weighted average maturity between ten and thirty years.

  INTERNATIONAL FIXED INCOME FUND seeks to maximize total return consistent with reasonable risk by investing primarily in bonds and other fixed income securities of foreign issuers while maintaining a dollar-weighted average maturity between three and eleven years.

  EQUITY FUNDS

  INCOME EQUITY FUND seeks a high level of current income by investing prin-cipally in convertible and other equity securities with long-term capital appreciation as a secondary objective.

  GROWTH EQUITY FUND seeks long-term capital appreciation by investing prin-cipally in common and preferred stocks and convertible securities of growth companies.

  SELECT EQUITY FUND seeks long-term capital appreciation by investing prin-cipally in common stocks of growth companies.

  SMALL CAP GROWTH FUND seeks long-term capital appreciation by investing principally in equity securities of companies with market capitalizations that are below the median capitalization of stocks listed on the New York Stock Exchange.

  INTERNATIONAL GROWTH EQUITY FUND seeks long-term capital appreciation by investing principally in equity securities of foreign issuers.

  INTERNATIONAL SELECT EQUITY FUND seeks long-term capital appreciation by investing principally in common stocks of foreign issuers that Northern Trust believes to be growing more rapidly than their respective markets.

  TECHNOLOGY FUND seeks long-term capital appreciation by investing princi-pally in equity securities and securities convertible into common stock.

  Each portfolio is described in further detail in this Prospectus.

Q: WHO ADVISES THE FUNDS?

A: The Northern Trust Company ("Northern Trust"), the principal subsidiary of
   Northern Trust Corporation, serves as investment adviser to Northern Funds. Northern Trust also serves as the Funds' transfer agent and custodian. Northern Trust administered over $500 billion in assets as of March 31, 1995 in various capacities, including approximately $88 billion for which Northern Trust had invest-ment management responsibility. See "Management."

Q: HOW DOES ONE BUY AND REDEEM SHARES?

A: Shares of the Funds are distributed by Sunstone Financial Group, Inc.
   Shares may be purchased directly from Northern Funds or through a qualified account at Northern Trust or certain other institutions. Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments. The minimum initial in-vestment for purchases directly with Northern Funds is $2,500 ($500 for an IRA; $250 for a spousal IRA; and $250 under the Automatic Investment Plan). The minimum for subsequent investments is $50. Northern Trust or other or-ganizations may impose particular customer account requirements such as minimum account sizes. Share purchase and redemption information for both purchases and redemptions directly with Northern Funds or through qualified accounts is provided below under "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares."

Q: WHAT SHAREHOLDER SERVICES ARE AVAILABLE?

A: Northern Funds offers the advantage of automatic dividend reinvestment in shares of the same Fund or in another Northern Fund, exchange privileges among Northern Funds should your investment goals change, telephone ex-change and redemption privileges, an Automatic Investment Plan (with a re-duced minimum initial investment) and a Systematic Withdrawal Plan. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares." Shares of Northern Funds may be purchased in connection with a va-riety of tax-sheltered retirement plans. See "Further Information--Retire-ment Plans."

Q: WHEN ARE DISTRIBUTIONS MADE?

A: Dividends from the net investment income of the Money Market Funds, the U.S. Government Fund, the Fixed Income Fund, the Intermediate Tax-Exempt Fund and the Tax-Exempt Fund are declared daily and paid monthly. Dividends of the International Fixed Income Fund are declared daily and paid quarter-ly. Dividends of the other Funds are declared and paid as follows: Income Equity Fund--monthly; Growth Equity Fund--quarter-ly; Select Equity Fund, Small Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund--annually.

  Net realized capital gains of each Fund are distributed at least annually. See "Distributions and Taxes."

Q: WHAT ARE THE POTENTIAL RISKS PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

A: Investing in the Funds involves the risks common to any investment in secu-rities. The market value of fixed income securities, which constitutes a major part of the investments of several of the Funds, will generally vary inversely with changes in prevailing interest rates as described below un-der "Investment Information--Fundamentals of Fixed Income Investing." The fixed income funds will invest in securities rated investment grade or com-parable unrated securities. However, the international funds may invest up to 5%, and the equity funds may invest up to 10% of their total assets (35% for the Income Equity Fund), in convertible securities rated below invest-ment grade. Several of the Funds may invest a substantial portion of their assets in foreign securities directly, and indirectly through the purchase of European Depository Receipts ("EDRs") and American Depository Receipts ("ADRs"). These Funds may also enter into foreign currency exchange con-tracts. Foreign securities may be subject to certain risks in addition to those inherent in U.S. investments, including the possible imposition of exchange control regulations, freezes on convertibility of currency and ad-verse changes in foreign currency exchange rates. The International Fixed Income Fund, as well as Northern Funds' two other international investment portfolios, may concentrate its investments in issuers located in certain industrialized countries and may also invest in issuers located in emerging countries.

  Certain risks are presented by the Municipal Money Market Fund and the Cal-ifornia Municipal Money Market Fund as a result of their investments in California Municipal Instruments. See "Municipal Money Market Funds--Addi-tional Risks and Considerations Regarding California Investments" and "Mu-nicipal Money Market Fund--Orange County Notes." In addition, the Califor-nia Municipal Money Market and International Fixed Income Funds are non-di-versified funds which means their portfolios can be dependent upon the per-formance of a smaller number of securities than is the case with the other Funds which are diversified funds. Each Fund (other than the Money Market Funds) may engage in certain transactions involving puts and calls. Fur-ther, certain of the Funds may invest in the stocks of smaller companies which present greater risk and price volatility. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/dealers which may involve leveraging. The Funds may also purchase eligible securities on a "when-is-sued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. The Funds may invest up to 15% (10% in the case of the Money Market Funds) of their net assets in illiquid securities.

  The Funds may also purchase "derivative" instruments. "Derivative" instru-ments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include (but are not limited to) interest rate and currency swaps, futures contracts, options, forward currency contracts and structured debt obligations (in-cluding collateralized mortgage obligations and other types of asset-backed securities, "stripped" securities and various floating rate instruments, including "inverse" floaters). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, ex-change rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatil-ity and leveraging risk that, if interest or exchange rates change ad-versely, the value of the "derivative" instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a "derivative" instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a "derivative" instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some "derivative" instru-ments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles. Northern Trust will evaluate the risks pre-sented by the "derivative" instruments purchased by the Funds, and will de-termine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Northern Trust's evaluations will prove to be inac-curate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in "derivative" instruments.

  The foregoing is a summary of certain of the potential risks presented by the Funds' investment practices. Details regarding these and other risks presented by the policies of the Funds are described under "ADDITIONAL IN-VESTMENT INFORMATION, RISKS AND CONSIDERATIONS."

EXPENSE SUMMARY

The following tables will help you understand the expenses you will bear di-rectly or indirectly as a shareholder of the Funds. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling Fund shares. ANNUAL OPER-ATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on this information are also provided.

                                                               U.S.
                                                              GOV'T. CALIFORNIA
                                                              SELECT MUNICIPAL
                             MONEY  U.S. GOV'T.   MUNICIPAL   MONEY    MONEY
                             MARKET MONEY MARKET MONEY MARKET MARKET   MARKET
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Charge
  Imposed on Purchases......  None      None         None      None     None
 Sales Charge Imposed on
  Reinvested Distributions..  None      None         None      None     None
 Deferred Sales Charge
  Imposed on Redemptions....  None      None         None      None     None
 Redemption Fees(/1/).......  None      None         None      None     None
 Exchange Fees..............  None      None         None      None     None
ANNUAL OPERATING EXPENSES
(as a percentage of average
net assets)
 Management Fees (after fee
  reductions and waivers)... 0.35%     0.35%        0.35%     0.20%    0.25%
 12b-1 Fees................. 0.00%     0.00%        0.00%     0.00%    0.00%
 Other Expenses (after fee
  reductions and
  reimbursements)........... 0.10%     0.10%        0.10%     0.10%    0.10%
                             -----     -----        -----     -----    -----
TOTAL OPERATING
 EXPENSES(/2/)
 After Fee Reductions,
  Waivers and
  Reimbursements............ 0.45%     0.45%        0.45%     0.30%    0.35%
                             =====     =====        =====     =====    =====
EXAMPLE OF EXPENSES(/3/)
 Based on the foregoing
  table, you would pay the
  following expenses on a
  $1,000 investment,
  assuming a 5% annual
  return and redemption at
  the end of each time
  period:
 One Year...................    $5        $5           $5        $3       $4
 Three Years................   $15       $15          $15       $10      $12
 Five Years.................   $26       $26          $26       N/A      N/A
 Ten Years..................   $58       $58          $58       N/A      N/A


(/1/)A fee of $15.00 may be applicable for each wire redemption.
(/2/)The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(/3/)The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment re-turn may be more or less than those shown.

-----------------------------------------

  The above information for the Money Market Fund, U.S. Government Money Mar-ket Fund and Municipal Money Market Fund reflects the expenses these Funds in-curred for Northern Funds' fiscal year ended March 31, 1995. The information for the U.S. Government Select Money Market Fund and California Municipal Money Market Fund reflect the estimated expenses these Funds expect to pay during the current fiscal year. Without fee reductions, waivers, and reim-bursements, "Management Fees" would be 0.60% for each Fund; "Other Expenses" would be 0.36%, 0.41%, 0.35%, 0.33% and 0.30%, respectively, for the Money Market, U.S. Government Money Market, Municipal Money Market, U.S. Government Select Money Market and California Municipal Money Market Funds; and "Total Operating Expenses" would be 0.96%, 1.01%, 0.95%, 0.93% and 0.90%, respective-ly. In addition, during the last fiscal year these Funds did not, and during the current fiscal year the Funds do not expect to, pay any 12b-1 fees (other-wise payable at an annual rate of up to 0.25%) under Northern Funds' Distribu-tion and Service Plan. For more expense information, see "Management."

                                U.S.    FIXED  INTERMEDIATE  TAX-  INTERNATIONAL
                             GOVERNMENT INCOME  TAX-EXEMPT  EXEMPT FIXED INCOME
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Charge
  Imposed on Purchases.....     None     None      None      None       None
 Sales Charge Imposed on
  Reinvested Distributions.     None     None      None      None       None
 Deferred Sales Charge
  Imposed on Redemptions...     None     None      None      None       None
 Redemption Fees(/1/)......     None     None      None      None       None
 Exchange Fees.............     None     None      None      None       None
ANNUAL OPERATING EXPENSES
(as a percentage of average
net assets)
 Management Fees (after fee
  reductions and waivers)..    0.75%    0.75%     0.70%     0.70%      0.90%
 12b-1 Fees................    0.00%    0.00%     0.00%     0.00%      0.00%
 Other Expenses (after fee
  reductions and
  reimbursements)..........    0.15%    0.15%     0.15%     0.15%      0.25%
                               -----    -----     -----     -----      -----
TOTAL OPERATING
 EXPENSES(/2/)
 After Fee Reductions,
  Waivers and
  Reimbursements...........    0.90%    0.90%     0.85%     0.85%      1.15%
                               =====    =====     =====     =====      =====
EXAMPLE OF EXPENSES(/3/)
 Based on the foregoing
  table, you would pay the
  following expenses on a
  $1,000 investment,
  assuming a 5% annual
  return and redemption at
  the end of each time
  period:
 One Year..................       $9       $9        $9        $9        $12
 Three Years...............      $30      $30       $28       $28        $38
 Five Years................      $51      $51       $48       $48        $65
 Ten Years.................     $114     $114      $108      $108       $144

(/1/)A fee of $15.00 may be applicable for each wire redemption.
(/2/)The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(/3/)The example should not be considered a representation of past or future ex-
     penses or rates of return. Actual operating expenses and investment return may be more or less than those shown.
------------------------------------------
  The above information for the U.S. Government Fund, Fixed Income Fund, Inter-mediate Tax-Exempt Fund, Tax-Exempt Fund and International Fixed Income Fund reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1995. Without fee reductions, waivers and reimbursements, "Man-agement Fees" would be 0.75% for the Intermediate Tax-Exempt and Tax-Exempt Funds; "Other Expenses" would be 0.37%, 0.43%, 0.34%, 0.36% and 1.52%, respec-tively, for the U.S. Government, Fixed Income, Intermediate Tax-Exempt, Tax-Ex-empt and International Fixed Income Funds; and "Total Operating Expenses" would be 1.12%, 1.18%, 1.09%, 1.11% and 2.42%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year the Funds do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

                                                    SMALL  INT'L. INT'L. TECH-
                               INCOME GROWTH SELECT  CAP   GROWTH SELECT NOLOGY
                               EQUITY EQUITY EQUITY GROWTH EQUITY EQUITY  FUND
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Charge Imposed
  on Purchases................  None   None   None   None   None   None   None
 Sales Charge Imposed on
  Reinvested Distributions....  None   None   None   None   None   None   None
 Deferred Sales Charge Imposed
  on Redemptions..............  None   None   None   None   None   None   None
 Redemption Fees(/1/).........  None   None   None   None   None   None   None
 Exchange Fees................  None   None   None   None   None   None   None
ANNUAL OPERATING EXPENSES
(as a percentage of average
 net assets)
 Management Fees (after fee
  reductions and waivers)..... 0.85%  0.85%  0.85%  0.85%  1.00%  1.00%  1.00%
 12b-1 Fees................... 0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%
 Other Expenses (after fee
  reductions and
  reimbursements)............. 0.15%  0.15%  0.15%  0.15%  0.25%  0.25%  0.25%
                               -----  -----  -----  -----  -----  -----  -----
TOTAL OPERATING EXPENSES(/2/)
 After Fee Reductions, Waivers
  and Reimbursements.......... 1.00%  1.00%  1.00%  1.00%  1.25%  1.25%  1.25%
                               =====  =====  =====  =====  =====  =====  =====
EXAMPLE OF EXPENSES(/3/)
 Based on the foregoing table,
  you would pay the following
  expenses on a $1,000
  investment, assuming a 5%
  annual return and redemption
  at the end of each time
  period:
 One Year.....................   $10    $10    $10    $10    $13    $13    $13
 Three Years..................   $33    $33    $33    $33    $41    $41    $41
 Five Years...................   $57    $57    $57    $57    $71    $71    N/A
 Ten Years....................  $126   $126   $126   $126   $155   $155    N/A

(/1/)A fee of $15.00 may be applicable for each wire redemption.
(/2/)The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(/3/)The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment re-turn may be more or less than those shown.
------------------------------------------

  The above information for the Income Equity Fund, Growth Equity Fund, Select Equity Fund, Small Cap Growth Fund, International Growth Equity Fund and In-ternational Select Equity Fund reflects the expenses these Funds incurred for Northern Funds' fiscal year ended March 31, 1995. The information for the Technology Fund reflects the estimated expenses this Fund expects to pay dur-ing the current fiscal year. Without the fee reductions, waivers and reim-bursements, "Management Fees" would be 1.00%, 1.00%, 1.20%, 1.20%, 1.20%,
1.20% and 1.20%, respectively, of the average daily net assets of the Income Equity, Growth Equity, Select Equity, Small Cap Growth, International Growth Equity, International Select Equity and Technology Funds; "Other Expenses" would be 0.55%, 0.40%, 1.41%, 0.56%, 0.51%, 0.55% and 0.36%, respectively; and
"Total Operating Expenses" would be 1.55%, 1.40%, 2.61%, 1.76%, 1.71%, 1.75%
and 1.56%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year the Funds do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

FINANCIAL HIGHLIGHTS

The "Financial Highlights" in the following tables set forth selected per share data and ratios for each of the Funds for the period ended March 31, 1995, except for the Technology Fund which had not yet commenced operations. The information has been audited by Northern Funds' independent auditors and should be read in conjunction with the financial statements and related notes incorporated by reference into the Additional Statement. Information about the performance of the Funds is contained in Northern Funds' annual report to shareholders, which may be obtained without charge by calling the Northern Funds Center, at 1-800-595-9111 or writing P.O. Box 75986, Chicago, Illinois 60690-6319.

MONEY MARKET FUNDS

                                        PERIOD ENDING MARCH 31, 1995
                                                 (AUDITED)
                                                              U.S.
                                         U.S.              GOVERNMENT CALIFORNIA
                                      GOVERNMENT MUNICIPAL   SELECT   MUNICIPAL
                              MONEY     MONEY      MONEY     MONEY      MONEY
                             MARKET     MARKET    MARKET     MARKET     MARKET
                            FUND(/1/) FUND(/1/)  FUND(/1/) FUND(/2/)  FUND(/3/)
Net Asset Value, Beginning
 of Period................  $   1.00   $   1.00  $   1.00   $  1.00    $   1.00
Income from Investment
 Operations:
 Net investment income....      0.04       0.04      0.03      0.02        0.01
                            --------   --------  --------   -------    --------
Less Distributions:
 Dividends from net
  investment income.......    (0.04)     (0.04)    (0.03)    (0.02)      (0.01)
                            --------   --------  --------   -------    --------
Net Asset Value, End of
 Period...................  $   1.00   $   1.00  $   1.00   $  1.00    $   1.00
                            ========   ========  ========   =======    ========
Total Return(/4/).........     4.69%      4.61%     2.99%     5.86%       3.80%
Supplemental Data and
 Ratios:
 Net assets, in thousands,
  end of
  period..................  $894,279   $227,543  $927,747   $82,162    $161,316
 Ratio of net expenses to
  average net
  assets(/4/)(/5/)........     0.45%      0.45%     0.45%     0.30%       0.35%
 Ratio of net investment
  income to average net
  assets(/4/)(/5/)........     4.94%      4.93%     3.10%     5.84%       3.78%

(/1/)Commenced investment operations on April 11, 1994.
(/2/)Commenced investment operations on December 12, 1994.
(/3/)Commenced investment operations on November 29, 1994.
(/4/)Annualized.
(/5/)Net of voluntary fee waivers and reimbursements. Without fee waivers and reimbursements, the ratio of expenses to average net assets would have been 0.96% for the Money Market Fund; 1.01% for the U.S. Government Money Market Fund; 0.95% for the Municipal Money Market Fund; 1.32% for the U.S. Government Select Money Market Fund; and 1.07% for the California Munici-pal Money Market Fund; and the ratio of net investment income to average net assets would have been 4.43% for the Money Market Fund; 4.37% for the U.S. Government Money Market Fund; 2.60% for the Municipal Money Market Fund; 4.82% for the U.S. Government Select Money Market Fund; and 3.06% for the California Municipal Money Market Fund.

FIXED INCOME FUNDS

                                        PERIOD ENDING MARCH 31, 1995
                                                  (AUDITED)
                             U.S.      FIXED   INTERMEDIATE   TAX-    INTERNATIONAL
                          GOVERNMENT  INCOME    TAX-EXEMPT   EXEMPT   FIXED INCOME
                          FUND(/1/)  FUND(/1/)  FUND(/1/)   FUND(/1/)   FUND(/1/)
Net Asset Value,
 Beginning of Period....   $  10.00   $ 10.00    $  10.00   $  10.00     $ 10.00
Income (Loss) from
 Investment Operations:
 Net investment income..       0.50      0.62        0.40       0.48        0.58
 Net realized and
  unrealized gains
  (losses) on
  investments and
  foreign currency
  transactions..........     (0.16)    (0.22)        0.03       0.08        0.64
                           --------   -------    --------   --------     -------
Total income from
 investment operations..       0.34      0.40        0.43       0.56        1.22
                           --------   -------    --------   --------     -------
Less Distributions:
 Dividends from net
  investment income.....     (0.50)    (0.62)      (0.40)     (0.48)      (0.56)
 Dividends in excess of
  net investment income.        --        --          --         --       (0.02)
                           --------   -------    --------   --------     -------
Total distributions.....     (0.50)    (0.62)      (0.40)     (0.48)      (0.58)
                           --------   -------    --------   --------     -------
Net Asset Value, End of
 Period.................   $   9.84   $  9.78    $  10.03   $  10.08     $ 10.64
                           ========   =======    ========   ========     =======
Total Return............      3.49%     4.16%       4.38%      5.78%      12.77%
Supplemental Data and
 Ratios:
 Net assets, in
  thousands, end of
  period................   $116,443   $65,929    $221,251   $118,690     $13,028
 Ratio of net expenses
  to average net
  assets(/2/)...........      0.90%     0.90%       0.85%      0.85%       1.15%
 Ratio of net investment
  income to average net
  assets(/2/)...........      5.20%     6.48%       4.09%      4.95%       5.96%
Portfolio Turnover Rate.     42.29%    55.27%      78.87%     54.94%      43.24%


(/1/)Commenced investment operations on April 1, 1994.
(/2/)Net of voluntary fee waivers and reimbursements. Without fee waivers and reimbursements, the ratio of expenses to average net assets would have been 1.12% for the U.S. Government Fund; 1.18% for the Fixed Income Fund; 1.09% for the Intermediate Tax-Exempt Fund; 1.11% for the Tax-Exempt Fund; and 2.42% for the International Fixed Income Fund; and the ratio of net investment income to average net assets would have been 4.98% for the U.S. Government Fund; 6.20% for the Fixed Income Fund; 3.85% for the Intermedi-ate Tax-Exempt Fund; 4.69% for the Tax-Exempt Fund; and 4.69% for the In-ternational Fixed Income Fund.

EQUITY FUNDS

                                         PERIOD ENDING MARCH 31, 1995
                                                   (AUDITED)
                                                                   INT'L.    INT'L.
                           INCOME    GROWTH    SELECT   SMALL CAP  GROWTH    SELECT
                           EQUITY    EQUITY    EQUITY    GROWTH    EQUITY    EQUITY
                          FUND(/1/) FUND(/1/) FUND(/2/) FUND(/1/) FUND(/1/) FUND(/3/)
Net Asset Value,
 Beginning of Period....   $ 10.00  $  10.00   $ 10.00   $ 10.00  $  10.00   $ 10.00
Income (Loss) from
 Investment Operations:
 Net investment income..      0.29      0.08      0.06      0.11      0.04      0.04
 Net realized and
  unrealized gains
  (losses) on
  investments, futures
  contracts and foreign
  currency transactions.    (0.08)      0.60      0.75    (0.05)    (0.31)    (0.23)
                           -------  --------   -------   -------  --------   -------
Total from investment
 operations.............      0.21      0.68      0.81      0.06    (0.27)    (0.19)
                           -------  --------   -------   -------  --------   -------
Less Distributions:
 Dividends from net
  investment income.....    (0.26)    (0.07)    (0.04)    (0.08)    (0.03)    (0.03)
 Dividends in excess of
  accumulated net
  realized gains
  (losses) on investment
  transactions..........       --        --        --        --     (0.09)       --
                           -------  --------   -------   -------  --------   -------
Total distributions.....    (0.26)    (0.07)    (0.04)    (0.08)    (0.12)    (0.03)
                           -------  --------   -------   -------  --------   -------
Net Asset Value, End of
 Period.................   $  9.95  $  10.61   $ 10.77   $  9.98  $   9.61   $  9.78
                           =======  ========   =======   =======  ========   =======
Total Return............     2.21%     6.90%     8.18%     0.57%   (2.65)%   (1.95)%
Supplemental Data and
 Ratios:
 Net assets, in
  thousands, end of
  period................   $38,954  $113,185   $15,123   $76,627  $114,673   $71,958
 Ratio of net expenses
  to average net
  assets(/4/)(/5/)......     1.00%     1.00%     1.00%     1.00%     1.25%     1.25%
 Ratio of net investment
  income to average net
  assets(/4/)(/5/)......     3.08%     0.86%     0.82%     1.36%     0.47%     0.47%
Portfolio Turnover Rate.    45.68%    82.90%    48.88%    82.46%   158.31%    97.69%


(/1/)Commenced investment operations on April 1, 1994.
(/2/)Commenced investment operations on April 6, 1994.
(/3/)Commenced investment operations on April 5, 1994.
(/4/)Annualized.
(/5/)Net of voluntary fee waivers and reimbursements. Without fee waivers and reimbursements, the ratio of expenses to average net assets would have been 1.55% for the Income Equity Fund; 1.40% for the Growth Equity Fund; 2.61% for the Select Equity Fund; 1.76% for the Small Cap Growth Fund; 1.71% for the International Growth Equity Fund; and 1.75% for the Interna-tional Select Equity Fund; and the ratio of net investment income (loss) to average net assets would have been 2.53% for the Income Equity Fund; 0.46% for the Growth Equity Fund; (0.79)% for the Select Equity Fund; 0.60% for the Small Cap Growth Fund; 0.01% for the International Growth Equity Fund; and (0.03)% for the International Select Equity Fund.

INVESTMENT INFORMATION

The investment objectives and policies of each of the Funds are described be-low. Additional information regarding the securities, investment techniques and restrictions of each Fund are described under "Additional Investment In-formation, Risks and Considerations."

Money Market Funds

MONEY MARKET FUND. The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. In pursuing its investment objective, the Money Market Fund may invest in a broad range of government, bank and commer-cial obligations that are available in the money markets. In particular, the Fund may invest in:

  (A)U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

  (B)U.S. dollar-denominated obligations of foreign commercial banks with to-tal assets in excess of $5 billion;

  (C)high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of pur-chase) A-2 or higher by Standard & Poor's Ratings Group ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW"), as well as high quality corporate bonds rated (at the time of purchase) AA or higher by S&P, D&P, Fitch or TBW or Aa or higher by Moody's;

  (D)unrated notes, paper and other instruments that are of comparable quality as determined by Northern Trust under guidelines established by Northern Funds' Board of Trustees and are subsequently ratified by the Board;

  (E)asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

  (F)securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and custodial receipts with respect thereto;

  (G)dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

  (H)repurchase agreements relating to the above instruments; and

  (I)securities issued or guaranteed by state or local governmental bodies.

U.S. GOVERNMENT MONEY MARKET FUND. The investment objective of the U.S. Gov-ernment Money Market Fund is also to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of li-quidity by investing exclusively in high quality money market instruments. The U.S. Government Money Market Fund seeks to achieve its investment objective by investing in:

  (A) securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumentalities (including the In-ternational Bank for Reconstruction and Development);

  (B)repurchase agreements relating to the above instruments; and

  (C)custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or in-strumentalities.

MUNICIPAL MONEY MARKET FUND. The investment objective of the Municipal Money Market Fund is to seek, to the extent consistent with the preservation of cap-ital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The Municipal Money Market Fund seeks to achieve its investment objective by investing exclusively in:

  (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by D&P or F-2 or higher by Fitch;

  (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

  (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, D&P or Fitch;

  (D) unrated notes, paper or other instruments that are of comparable quality as determined by Northern Trust under guidelines established by Northern Funds' Board of Trustees; and

  (E) municipal bonds and notes which are guaranteed as to principal and in-terest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

U.S. GOVERNMENT SELECT MONEY MARKET FUND. The investment objective of the U.S. Government Select Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of li-quidity by investing exclusively in high quality money market instruments. The U.S. Government Select Money Market Fund seeks to achieve its investment ob-jective by investing solely in securities issued or guaranteed as to principal and interest by the U.S. Government or by any of its agencies or instrumental-ities.
  In making investment decisions, Northern Trust will seek to acquire, during normal market conditions, only those U.S. Government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and cer-tain U.S. Government agencies and instrumentalities, including the Tennessee Valley Authority, Federal Home Loan Bank, Federal Farm Credit Banks Funding Corp. and the Student Loan Marketing Association. The Fund intends to limit investments to only the foregoing exempt U.S. Government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Fund may make investments in non-exempt U.S. Government securities, and may hold uninvested cash. See "Distributions and Taxes" below for certain tax considerations.

CALIFORNIA MUNICIPAL MONEY MARKET FUND. The investment objective of the Cali-fornia Municipal Money Market Fund is to seek to provide, to the extent con-sistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. The California Municipal Money Market Fund seeks to achieve its investment objective by investing in:

  (A) fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, AA or higher by Duff or F-2 or higher by Fitch;

  (B) tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, Duff 2 or higher by D&P or F-2 or higher by Fitch;

  (C) municipal bonds rated Aa or higher by Moody's or AA or higher by S&P, Duff or Fitch;

  (D) unrated notes, paper or other instruments that are of comparable quality as determined by Northern Trust under guidelines established by Northern Funds' Board of Trustees; and

  (E) municipal bonds and notes which are guaranteed as to principal and in-terest by the U.S. Gov-ernment or an agency or instrumentality thereof or which otherwise depend di-rectly or indirectly on the credit of the United States.

OTHER INFORMATION. All securities acquired by the Money Market Funds will be determined at the time of purchase by Northern Trust, under guidelines estab-lished by Northern Funds' Board of Trustees, to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission (the "SEC"). Eligible Securities are (a) securities that either (i) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rat-ing organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (ii) are comparable in priority and security with an instrument issued by an issuer which has such ratings, and (b) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Trustees.
  Each Money Market Fund is managed so that the average maturity of all in-struments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Money Market Funds purchase any securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agree-ments). Securities in which the Money Market Funds invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.
  As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of the annual gross income of the Municipal Money Market Fund and the California Mu-nicipal Money Market Fund will be derived from debt instruments, the interest on which is, in the opinion of bond counsel or counsel for the issuers, exempt from regular income tax ("Municipal Instruments"), except in extraordinary circumstances such as when Northern Trust believes that market conditions in-dicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable In-vestments"). In addition, as a non-fundamental policy, under normal market conditions at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in Municipal Instruments the interest on which, in the opinion of bond counsel for the issuers, is exempt from Califor-nia state personal income tax ("California Municipal Instruments"). These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. The Municipal Money Market and California Municipal Money Market Funds are not limited in the amount of their assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. Taxable Investments will consist exclusively of in-struments that may be purchased by the Money Market Fund. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of either Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments.
  The California Municipal Money Market Fund is classified as a non-diversi-fied investment company under the Investment Company Act of 1940 (the "1940 Act"). Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio.

Fixed Income Funds

U.S. GOVERNMENT FUND AND FIXED INCOME FUND. The investment objective of both the U.S. Government Fund and the Fixed Income Fund is to seek a high level of current income.
  The U.S. Government Fund seeks to achieve its objective by investing primar-ily (at least 65% of the value of its total assets during normal market conditions) in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements relating to such se-curities. These securities may include mortgage-related securities. The Fund's dollar-weighted average maturity will be between one and ten years.
  The Fixed Income Fund seeks to achieve its objective by investing in a broad range of fixed income securities while maintaining a dollar-weighted average maturity between seven and twelve years. The Fund will invest primarily (at least 65% of the value of its total assets during normal market conditions) in fixed income securities rated investment grade or better at the time of pur-chase (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as determined by Northern Trust. These securities may be of all types and in any proportion, including obligations of the U.S. Government, its agencies or instrumentalities, obliga-tions of foreign governments, obligations of U.S. and foreign corporations, obligations of U.S. and foreign banks and repurchase agreements relating to such obligations. The Fund may purchase bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures. The Fund may also invest in short-term obligations that are permissible invest-ments for the Money Market Fund. The obligations of a foreign issuer will not be purchased by the Fixed Income Fund if, as a result of the purchase, more than 20% of the Fund's total assets will be invested in the obligations of is-suers within a single foreign country.
  Each Fund may utilize options, interest rate swaps and futures contracts and the Fixed Income Fund may enter into forward currency contracts as described more fully under "Additional Investment Information, Risks and Considera-tions."

INTERMEDIATE TAX-EXEMPT FUND AND TAX-EXEMPT FUND. The investment objective of the Intermediate Tax-Exempt Fund is to seek a high level of current income ex-empt from regular federal income tax by investing in a broad range of Munici-pal Instruments while maintaining a dollar-weighted average maturity between three and ten years. The Tax-Exempt Fund seeks a high level of current income exempt from regular federal income tax by investing in a broad range of Munic-ipal Instruments while maintaining a dollar-weighted average maturity between ten and thirty years.
  Municipal Instruments purchased by the Funds will be investment grade or better at the time of purchase (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, of comparable quality as deter-mined by Northern Trust. Short-term obligations will be limited to those obli-gations that are permissible investments for the Municipal Money Market Fund.
  As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of a Fund, at least 80% of each Fund's annual gross income will be derived from Municipal Instruments, except in extraordinary circumstances, such as when Northern Trust believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in Taxable Investments. ("Pri-vate activity bonds," the interest from which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax ("AMT ob-ligations"), will not be counted in determining a Fund's investments in Munic-ipal Instruments for this purpose.) Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of a Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments. Taxable Investments will consist exclusively of instruments that may be purchased by the Fixed Income Fund. So long as other suitable Municipal Instruments are available for investment, neither Fund intends to invest in AMT obligations. Certain Municipal Instru-ments purchased by the Funds (such as "moral obligation" bonds) may be issued by issuers with a "moral" but not legal obligation to provide for the payment of the bonds. See "Additional Investment Information, Risks and Considera-tions--Description of Securities and Investment Techniques-- Municipal Instru-ments."

INTERNATIONAL FIXED INCOME FUND. The investment objective of the International Fixed Income Fund is to seek to maximize total return consistent with reason-able risk. In pursuing its investment objective, the Fund invests primarily (at least 65% of the value of its total assets under normal market conditions) in a broad range of fixed income securities of foreign issuers. The Fund's dollar-weighted av-erage maturity will range between three and eleven years.
  Securities purchased by the Fund will be rated investment grade or better at the time of purchase (within the four highest rating categories of S&P, Duff, Fitch or Moody's) or, if unrated, be of comparable quality as determined by Northern Trust. These securities may include bonds, debentures, mortgage and other asset-related securities, zero coupon bonds and convertible debentures (i.e., debentures that may convert into other fixed income debt) of foreign governments, their agencies, instrumentalities and political subdivisions; su-pranational organizations (e.g., the European Investment Bank and Inter-Ameri-can Development Bank); and foreign corporations and banks. The Fund may also invest in obligations of the U.S. Government, its agencies and instrumentali-ties (including repurchase agreements collateralized by such obligations) and of U.S. corporations and banks. Currently, a substantial portion of the Fund's assets are invested in foreign governmental obligations. Commercial paper and other short-term obligations acquired by the Fund will be rated within the two highest rating categories at the time of purchase or, if unrated, will be de-termined by Northern Trust to be of comparable quality.
  The International Fixed Income Fund may invest up to 5% of its total assets in non-investment grade convertible securities that are rated B or higher by at least one major rating agency at the time of purchase or, if unrated, are determined to be of comparable quality by Northern Trust. See "Additional In-vestment Information, Risks and Considerations--Description of Securities and Investment Techniques--Convertible Securities." The International Fixed Income Fund may make indirect investments in foreign securities through the purchase of EDRs and ADRs and may enter into forward currency contracts and utilize op-tions, swaps and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the International Fixed Income Fund may also invest, in accordance with its in-vestment policies, in various short-term obligations that are permissible in-vestments for the Money Market Fund, as well as other similar foreign denomi-nated short-term obligations.
  The International Fixed Income Fund is classified as a non-diversified in-vestment company under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequent-ly, the change in value of any one security may affect the overall value of the International Fixed Income Fund more than it would the other Funds.

Equity Funds

INCOME EQUITY FUND. The investment objective of the Income Equity Fund is to seek a high level of current income with long-term capital appreciation as a secondary objective. The Fund seeks to achieve its objective by investing, un-der normal market conditions, at least 65% of the value of its total assets in income-producing convertible and other equity securities. Investments are se-lected based on factors such as current income, prospects for growth and pos-sible capital appreciation. The Fund expects to make significant investments in convertible securities and, at times, may be fully invested in such securi-ties. Generally, convertible securities will be rated investment grade or bet-ter at the time of purchase or, if unrated, will be determined to be of compa-rable quality by Northern Trust. Investment-grade securities are rated BBB or higher by S&P, Duff or Fitch or Baa or higher by Moody's. Up to 35% of the Fund's total assets may, however, be invested in non-investment grade convert-ible securities (commonly referred to as "high risk" or "junk" bonds) that are rated B or higher by at least one major rating agency or, if unrated, are de-termined to be of comparable quality by Northern Trust. See "Additional In-vestment Information, Risks and Considerations--Description of Securities and Investment Techniques--Convertible Securities."
  The Fund may also invest, under normal market conditions, up to 35% of its total assets in a broad range of bonds and other fixed income secu-rities rated investment grade or better at the time of purchase. These fixed income securities will be limited to the types that are permissible invest-ments for the Fixed Income Fund. The Fund may utilize interest rate swaps as described more fully under "Additional Investment Information, Risks and Con-siderations."

GROWTH EQUITY FUND. The investment objective of the Growth Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund seeks to achieve its objective by investing primarily (at least 65% of the value of its total assets under normal market conditions) in equity securities (i.e., common and preferred stocks and convertible securi-ties) of "growth companies" that Northern Trust believes have demonstrated above average sales and earnings growth and return on equity relative to their peers and the general market. Investments are selected based on factors such as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors, market valuation in com-parison to other stocks and the stock's own historical norms, improving rela-tive price trend and other investment criteria. The Fund will have broad sec-tor exposure and emphasis will be on issue selection rather than sector rota-tion.

SELECT EQUITY FUND. The investment objective of the Select Equity Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. The Fund will pursue its objective by investing, under normal mar-ket conditions, at least 65% of the value of its total assets in common stocks of companies believed by Northern Trust to have superior quality and growth characteristics. The Fund is not sector-weighted, and will purchase securities of companies primarily based on their performance in the following areas over a five year period: growth of sales, growth of earnings per share, consistency of earnings per share growth, return on equity, and low debt relative to total capital. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and future growth, they generally pay low or no dividends. The Fund intends to invest primarily in the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $500 million.

SMALL CAP GROWTH FUND. The investment objective of the Small Cap Growth Fund is to seek long-term capital appreciation. Any income received is incidental to this objective. In seeking to attain its investment objective, the Fund will invest, under normal market conditions, at least 65% of the value of its total assets in equity securities of companies with market capitalizations, at the time of purchase, that are below the median capitalization of stocks listed on the New York Stock Exchange. In selecting stocks, Northern Trust will consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve cost-effective diversification.
  While Northern Trust believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Fund's pri-mary investments, and stocks of recently organized companies, in which the Fund may also invest, have been more volatile in price than the larger capi-talization stocks included in the Standard & Poor's 500 Index. Among the rea-sons for this greater price volatility are the lower degree of market liquid-ity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.
  The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate indepen-dently of, broad stock market indices such as the Standard & Poor's 500 Stock Index (the "S&P 500").
  The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

INTERNATIONAL GROWTH EQUITY FUND. The investment objective of the Interna-tional Growth Equity Fund is to seek long-term capital appreciation. Any in-come received is incidental to this objective. The Fund seeks to achieve its objective by investing principally in common and preferred stocks and securi-ties convertible into common stock of foreign issuers. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in equity securities. The Fund emphasizes stocks of companies that Northern Trust believes to be growing more rapidly than their respective markets and that have low debt ratios and above-average returns on equity. The Fund is country-weighted but not sector-weighted and selects investments based on such factors as financial condition, market share, product leadership, earnings growth rates as compared with those of relevant competitors in the same local market, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment crite-ria. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous oper-ation for at least five years and have stock market capitalizations in excess of $200 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds--Further Information."

INTERNATIONAL SELECT EQUITY FUND. The investment objective of the Interna-tional Select Equity Fund is to seek long-term capital appreciation. Any in-come received is incidental to this objective. The Fund will pursue its objec-tive by investing primarily (at least 65% of the value of its total assets un-der normal market conditions) in equity securities of foreign issuers that Northern Trust believes to be growing more rapidly than their respective mar-kets, including stocks of companies that have medium to smaller stock market capitalizations (generally less than $1 billion) and that transact a signifi-cant level of their business in countries growing in excess of the world aver-ages. The Fund is neither country-weighted nor sector-weighted and will invest in stocks of companies primarily based on their performance in the following areas over a five-year period: growth of sales, growth of earnings per share, consistency of earnings per share growth, return on equity and low debt rela-tive to total capital. As companies which perform relatively well in some or all of these categories often retain their earnings to finance current and fu-ture growth, they generally pay low or no dividends. The Fund will normally limit its equity investments to the securities of companies which together with their predecessors have been in continuous operation for at least five years and have stock market capitalizations in excess of $200 million. The Fund invests in securities listed on foreign and domestic securities exchanges and securities traded in foreign and domestic over-the-counter markets. See "International Funds--Further Information."

TECHNOLOGY FUND. The Technology Fund's investment objective is to seek long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. In addi-tion, the Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. Northern Trust will consider an issuer principally engaged in technology business activities if such issuer is listed on the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index (the "SoundView Index"), the technology grouping of the S&P 500 or any other comparable technology index. The H&Q Index is an index of computer and chip makers, biotechnology concerns and other high-tech compa-nies, and the SoundView Index is an unweighted index consisting of more than 100 tech-nology companies.
  The Fund emphasizes stocks of companies that Northern Trust believes have the potential to outperform the market over the next one- to two- year period. Investments are selected based on factors such as financial condition, market share, product leadership or market niches, earnings growth rates as compared with those of relevant competitors, market valuation in comparison to other stocks and the stock's own historical norms, improving relative price trend and other investment criteria. Companies in which the Fund may invest include industrial and business machines; communications; computers, software and pe-ripheral products; electronics; electronic media; environmental services; of-fice equipment and supplies; television and video equipment and services; and satellite technology and equipment. For the purposes of the Fund's industry concentration policy all of the foregoing companies will be deemed part of the technology industry. See "Additional Investment Information, Risks and Consid-erations--Investment Restrictions." Certain of the policies of the Fund pres-ent additional risks which are described under "Technology Fund--Additional Risks and Considerations."

OTHER INFORMATION. The Growth Equity, Income Equity, Select Equity, Small Cap Growth, International Growth Equity, International Select Equity and Technol-ogy Funds may purchase warrants and rights that entitle the holder to buy eq-uity securities at a specific price for a specific period of time. (Warrants and rights will not be counted in determining a Fund's investments in equity securities.) In addition to investing in foreign securities directly, the In-ternational Growth Equity and International Select Equity Funds may make indi-rect investments in foreign securities through the purchase of EDRs and ADRs. Each of the Growth Equity, Income Equity, Select Equity, Small Cap Growth and Technology Funds may invest up to 10% of its net assets in foreign securities directly and indirectly through the purchase of EDRs, and up to 25% of its net assets in ADRs, in addition to short-term investments in foreign time deposits as discussed below. The Income Equity Fund may enter into interest rate swaps and the International Growth Equity and International Select Equity Funds may enter into currency swaps. The Funds may purchase convertible securities, en-ter into forward currency contracts and utilize options and futures contracts as more fully described under "Additional Investment Information, Risks and Considerations." Pending investment, as a temporary defensive measure and to meet anticipated redemption requests, the Funds may also invest, in accordance with their respective investment policies, in various short-term obligations that are permissible investments for the Money Market Fund and, with respect to the International Growth Equity and International Select Equity Funds, other similar foreign denominated short-term obligations.

Municipal Money Market Funds--Additional Risks and Considerations Regarding California Investments

The investments of the Municipal Money Market Fund and California Municipal Money Market Fund in California Municipal Instruments raise additional consid-erations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of California issuers to meet their ob-ligations.
  Each Fund's investments include obligations of California governmental is-suers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in re-cent years, through limiting various other taxes, have resulted in a substan-tial reduction in state revenues. Decreased state revenues may result in re-ductions in allocations of state revenues to local governments.
  Because of the complex nature of the various initiatives mentioned above, possible ambiguities and inconsistencies in their terms and the scope of vari-ous exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmen-tal entities, it is not possible to determine the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations. There have, however, been certain adverse developments with respect to California Municipal Instruments over the past several years.
  In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high lev-els of unemployment have had an adverse impact on the economy of California. These economic factors have reduced revenues to the state government at a time when expenses such as education costs, welfare costs and other expenses have been rising. These economic factors have also adversely impacted the ability of state and local California governmental entities to repay debt.
  In addition to the risk of nonpayment on California Municipal Instruments, if these obligations decline in quality and are downgraded by the NRSROs, they may become ineligible for purchase by the Funds under current SEC regulations. Since there are large numbers of buyers of these instruments that are simi-larly restricted, the supply of California Municipal Instruments that are eli-gible for purchase by the Funds could become inadequate at certain times.
  Investors should consider the greater risk inherent in the California Munic-ipal Money Market Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California Municipal In-struments with the yield of a more diversified portfolio including non-Cali-fornia securities before making an investment decision.
  A more detailed description of special factors affecting investment in Cali-fornia Municipal Instruments is set forth in the Additional Statement.

Municipal Money Market Fund--Orange County Notes

As of the date of this Prospectus, approximately 0.68% of the assets of the Municipal Money Market Fund ($6.95 million) were invested in notes issued by Orange County, California, which has filed for bankruptcy. Northern Trust, on behalf of the Fund and certain other accounts, is participating in the bank-ruptcy proceedings. The principal amount of these notes was originally payable on July 19, 1995, but the payment date has been extended to June 30, 1996. To date, the market value of the Municipal Money Market Fund has not been materi-ally affected by the notes, which are illiquid. There is no assurance, howev-er, that the principal amount of the notes will in fact be paid on June 30, 1996 or thereafter. It is also uncertain whether interest payable on the notes is exempt from regular federal income tax. These and related uncertainties may result in a loss to the Fund.

Technology Fund--Additional Risks and Considerations

The Technology Fund's concentration in technology securities presents special risk considerations. Technology companies may produce or use products or serv-ices that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology in-dustry may affect negatively the financial condition of technology companies, and the Fund's concentration in technology securities may subject it to more volatile price movements than a more diversified securities portfolio. In cer-tain instances, technology securities may experience dramatic price movements precipitated by investors' excessive optimism or pessimism with little or no basis in fundamental economic conditions. As a result of these and other rea-sons, investments in the technology industry can experience sudden and rapid appreciation and depreciation. Investors should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluc-tuate independently of, broad stock market indices such as the S&P 500.
  In addition, it is expected that more than 25% of the Technology Fund's to-tal assets will normally be invested in technology companies which develop or sell computers, software and peripheral products. In addition to the risks as-sociated with other technology companies, these companies are often dependent on the existence and health of other products or industries and face highly competitive pressures, product licensing, trademark and patent uncertainties and rapid technological changes which may have a significant effect on their financial condition. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth.
  The Technology Fund may invest in the stocks of both large and small compa-nies. While Northern Trust believes that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of small companies also involves greater risk and portfolio price volatility as described above under "Investment Information--Small Cap Growth Fund."

International Funds--Further Information

The International Fixed Income, International Growth Equity and International Select Equity Funds (the "International Funds") will be invested at all times in the securities of issuers located in at least three different foreign coun-tries. These countries may include, but are not limited to, Argentina, Austra-lia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Isra-el, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, the Philippines, Poland, Portugal, Peru, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and Venezuela. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for rela-tive economic growth, expected levels of inflation, government policies influ-encing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors.
  Because the securities markets in the following countries are highly devel-oped, liquid and subject to extensive regulation, the International Growth Eq-uity and the International Select Equity Funds may invest more than 25% of their respective total assets in the securities of issuers located in Japan and the United Kingdom, and the International Fixed Income Fund may invest more than 25% of its total assets in the securities of issuers located in Can-ada, France, Germany, Japan, the United Kingdom and the United States. Invest-ment in a particular country of 25% or more of a Fund's total assets will make a Fund's performance more dependent upon the political and economic circum-stances of a particular country than a mutual fund that is more widely diver-sified among issuers in different countries. For example, efforts by the mem-ber countries of the European Community to eliminate internal barriers to the free movement of goods, persons, services and capital have encountered opposi-tion arising from the conflicting economic, political and cultural interests and traditions of the member countries and their citizens. The reunification of the former German Democratic Republic (East Germany) with the Federal Re-public of Germany (West Germany) and other political and social events in Eu-rope have caused considerable economic and social dislocations. Similarly, events in the Japanese economy as well as social developments and natural di-sasters have affected Japanese securities and currency markets, and have dis-rupted the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments can be ex-pected to produce continuing effects on securities and currency markets. In-vestment in foreign securities, including securities of issuers located in the countries listed above, involves other risks which are described under "Addi-tional Investment Information, Risks and Considerations."
  Certain investments by the International Funds will involve risks associated with investments in emerging market countries. In addition, securities issued in certain countries are currently accessible to the International Funds only through investment in other investment companies that are specifically autho-rized to invest in such securities. Further information about these matters is provided under "Additional Investment Information, Risks and Considerations."

Fundamentals of Fixed Income Investing

Even though interest-bearing securities are investments which often offer a stable stream of income, the prices of fixed income securities are affected by changes in the prevailing level of interest rates. These securities experience appreciation when interest rates decline and depreciation when interest rates rise. A bond fund portfolio consisting of fixed income securities will react in a similar manner. Generally, the longer the maturity of a fixed income se-curity, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price sta-bility. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. A security's rating normally depends on the likelihood that the borrower will meet each interest and principal installment on a timely basis. As a result, lower-rated bonds typically yield more than higher-rated bonds of the same ma-turity. Credit ratings evaluate the safety of principal and interest payments, not market risk, and rating agencies may or may not make timely changes in a rating to reflect economic or company conditions that affect a security's mar-ket value. As a result, the ratings of rating services are used by Northern Trust only as indicators of investment quality. For a more complete discussion of ratings, see Appendix A to the Additional Statement.

ADDITIONAL INVESTMENT
INFORMATION, RISKS AND
CONSIDERATIONS

Description of Securities and Investment Techniques

CONVERTIBLE SECURITIES. Each Equity Fund and the International Fixed Income Fund may invest in convertible securities including convertible bonds, deben-tures, and preferred stock. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified num-ber of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securi-ties are convertible, while earning higher current income than is available from the common stock. Convertible securities acquired by a Fund will usually be rated investment grade by S&P, Moody's, Duff or Fitch or, if unrated, will be of comparable quality as determined by Northern Trust. A Fund may, however, acquire convertible securities rated below investment grade when Northern Trust believes that their investment characteristics make them desirable, so long as (a) under normal market and economic conditions, less than 10% of the Fund's total assets (35% in the case of the Income Equity Fund and 5% in the case of the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund) are invested in non-investment grade convertible securities; and (b) any such security will be rated B or higher by at least one major rating agency. As of March 31, 1995, the Equity Income Fund had the following percentages of its portfolio assets invested in convertible securities with the following ratings: 4.2% AAA, 5.6% AA, 19.1% A, 33.6% BBB, 1.6% BB and 8.1% B. For a description of applicable securities ratings, See Appendix A to the Additional Statement.
  Non-investment grade securities (those that are rated Ba or lower by Moody's or BB or lower by S&P, Duff or Fitch) are commonly referred to as "junk" bonds. Particular risks associated with lower-rated convertible securities are: (a) the relative youth and growth of the market for such securities; (b) the sensitivity of such securities to interest rate and economic changes; (c) the lower degree of protection of principal and interest payments; (d) the relatively low trading market liquidity for the securities; (e) the impact that legislation may have on the high yield bond market (and, in turn, on a Fund's net asset value and investment practices); and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to ob-tain additional fi-nancing. An economic downturn could also disrupt the market for lower-rated convertible securities and adversely affect the value of outstanding securi-ties and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could in-cur additional expenses to seek recovery. Adverse publicity and investor per-ceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities held by a Fund, especially in a thinly traded market.
  For purposes of determining the percentage of a Fund's assets that is in-vested in equity securities, only that portion of the value of convertible se-curities attributable to their fixed income characteristics will be deemed to be a fixed income investment. The remaining value will be deemed to be an eq-uity investment.

WARRANTS. Each Equity Fund may invest up to 5% of their respective net assets at the time of purchase in warrants and similar rights (in addition to those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price for a specific pe-riod of time. A Fund may also purchase bonds that are issued in tandem with warrants entitling the holder to purchase common stock at a specified price during a specified period. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

MUNICIPAL INSTRUMENTS. The Tax-Exempt Funds intend to invest primarily in Mu-nicipal Instruments. Municipal Instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities. Mu-nicipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.
  The Tax-Exempt Funds may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from cur-rent revenues, it may draw on a reserve fund (if such a fund has been estab-lished), the restoration of which is a moral commitment but not a legal obli-gation of the state or municipality which created the issuer.
  Within the principal classifications of Municipal Instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short ma-turity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obliga-tion to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of fu-ture interest payments, principal payments or both on certain municipal secu-rities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facili-ties. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal leases (and participa-tions in such leases) present the risk that a municipality will not appropri-ate funds for the lease payments. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

  The Tax-Exempt Funds (other than the Municipal Money Market Fund and Cali-fornia Municipal Money Market Fund) may also hold tax-exempt derivative in-struments that have interest rates that re-set inversely to changing short-term rates and/or have imbedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These derivative instruments represent beneficial in-terests in Municipal Instruments that are marketed by investment banking firms under various names such as FLOATsSM, RITESSM, SAVRSSM and RIBSSM. These in-struments represent relatively recent innovations in the municipal bond mar-kets, and the trading market for these instruments is less developed than the markets for traditional types of Municipal Instruments. It is uncertain how these instruments will perform under different economic and interest-rate sce-narios. Because certain of these instruments are leveraged, their market val-ues may be more volatile than other types of Municipal Instruments and may present greater potential for capital gain or loss. On the other hand, the im-bedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instru-ments. In some cases it may be difficult to determine the fair value of a de-rivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on whether the interest re-ceived on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the spon-sors of the instruments. Neither the Funds nor Northern Trust will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.
  Each Tax-Exempt Fund may acquire "stand-by commitments" relating to the Mu-nicipal Instruments held by it. Under a standby commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.
  Municipal Instruments purchased by the Tax-Exempt Funds may be backed by letters of credit issued by domestic or foreign banks. Foreign letters of credit may involve certain risks in addition to those of domestic obligations. Foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and re-cordkeeping requirements than domestic banks.
  The Tax-Exempt Funds do not intend to invest 25% or more of the value of their respective total assets in industrial development bonds or similar obli-gations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. Each Fund may, however, invest 25% or more of its total assets in Municipal Instruments the interest on which is paid solely from revenues of similar projects. In ad-dition, although the Funds, other than the California Municipal Money Market Fund, do not expect to do so during normal market conditions, each may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. The California Municipal Money Market Fund ex-pects to invest principally in California Municipal Instruments. When a sub-stantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instruments.
  Funds in addition to the Tax-Exempt Funds may make limited investments (up to 10% of their net assets) from time to time in Municipal Instruments or other securities issued by state and local governmental bodies when Northern Trust believes such an investment strategy is in the best interest of Northern Funds' shareholders. Dividends paid by Funds other than the Tax-Exempt Funds on such investments will be taxable to shareholders.

FOREIGN SECURITIES. The International Funds intend to invest primarily in the securities of foreign issuers. In addition, each Equity Fund and the Fixed In-come Fund may invest a portion of their assets in such securities, including (except with respect to the Fixed Income Fund) eurodollar convertible securi-ties, which are fixed income securities that are issued in U.S. dollars out-side the United States and are convertible into or exchangeable for equity se-curities of the same or a different issuer. The Money Market Fund may also in-vest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or in-strumentalities. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designated or supported by governmental entities to promote eco-nomic reconstruction or development and international banking institutions and related government agencies.
  Investment in foreign securities involves special risks. These include mar-ket risk, interest rate risk and the risks of investing in securities of for-eign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cy-cles will affect the value of a Fund that invests in foreign stocks. The hold-ings of a Fund that invest in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issu-ing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an is-suer's credit quality), appreciation in the value of the foreign currency gen-erally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.
  There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. In-vestment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the im-position of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less com-plete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic de-velopments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible es-tablishment of exchange controls, or the adoption of other governmental re-strictions might adversely affect an investment in foreign securities. Addi-tionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.
  The Money Market Fund, the Fixed Income Fund, each Equity Fund and each In-ternational Fund may invest in foreign debt, or the securities of foreign gov-ernments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.
  In addition, the International Funds may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the avail-ability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than invest-ments in Japan or most Western European countries, and a Fund may be required to establish special custodial or other arrangements before making certain in-vestments in those countries. There may be little financial or accounting in-formation available with respect to issuers located in certain of such coun-tries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.
  Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate signifi-cantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange mar-kets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected un-predictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political develop-ments in the U.S. or abroad. To the extent that a Fund's total assets, ad-justed to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political devel-opments within those countries. In addition, through the use of forward cur-rency exchange contracts and other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total as-set values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.
  The International Fixed Income Fund may invest in debt securities denomi-nated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying curren-cies. The Fund may also invest in securities denominated in other currency "baskets."
  Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on com-parable transactions on foreign markets and additional costs arising from de-lays in settlements of transactions involving foreign securities.
  Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not off-set by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Distribu-tions and Taxes."

AMERICAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.
  A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual ar-rangement with the issuer.

EUROPEAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can also invest in EDRs. EDRs are receipts issued by a European financial institu-tion evidencing ownership of underlying foreign securities and are usually de-nominated in foreign currencies. EDRs may not be denominated in the same cur-rency as the securities they represent. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

FORWARD CURRENCY EXCHANGE CONTRACTS. The Equity Funds, the International Funds and the Fixed Income Fund may enter into forward currency exchange contracts in an effort to hedge all or any portion of their portfolio positions. Specif-ically, foreign currency contracts may be used for this purpose to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Fund. The International Funds may also enter into foreign currency exchange contracts to seek to increase total return when Northern Trust anticipates that a foreign currency will appreciate or depreci-ate in value, but securities denominated in that currency do not in Northern Trust's view present attractive investment opportunities and are not held by the Fund. In addition, the International Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern Trust be-lieves that there is a pattern of correlation between the two currencies. A forward currency exchange contract is an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. In connection with its forward currency exchange contracts, a Fund will create a segregated account of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable require-ments of the SEC.

OPTIONS AND FUTURES CONTRACTS. To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Funds, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or (in the case of the International Fixed Income Fund) the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options where the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections af-forded purchasers of listed options issued by the Options Clearing Corpora-tion, which performs the obligations of its members if they default.
  To the extent consistent with its investment objective, each Fund (other than the Money Market Funds) may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. The value of a Fund's futures contracts may equal or exceed 100% of the Fund's total as-sets, although a Fund will not purchase or sell a futures contract unless im-mediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options is 5% or less of its net assets.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so ei-ther to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency ex-change rates.
  A Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price anytime during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid high grade assets or will oth-erwise cover its position in accordance with applicable SEC requirements.
  The primary risks associated with the use of futures contracts and options are: (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option;
(b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; and
(d) Northern Trust's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors. For further discussion of risks involved with domestic and foreign futures and options, see "Futures Contracts and Related Options" and Appendix B in the Ad-ditional Statement.
  Northern Funds intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commod-ity pool operator."

INTEREST RATE AND CURRENCY SWAPS. In order to protect their value from inter-est rate fluctuations, the U.S. Government, Fixed Income, Intermediate Tax-Ex-empt, Tax-Exempt, International Fixed Income and Income Equity Funds may enter into interest rate swaps. The Funds expect to enter into interest rate swaps primarily to preserve a return or spread of a particular investment or portion of their respective holdings and to protect against an increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). In order to protect against currency fluc-tuations, the International Funds may also enter into currency swaps. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies.
  The net amount of the excess, if any, of a Fund's obligations over its enti-tlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in a seg-regated account by Northern Funds' custodian. A Fund will not enter into any interest rate or currency swap unless the unsecured commercial paper, senior debt, or claims paying ability of the other party is rated either A or A-1 or better by S&P, Duff or Fitch, or A or P-1 or better by Moody's.

UNITED STATES GOVERNMENT OBLIGATIONS. To the extent consistent with their re-spective investment objectives, each Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and issuance dates. The Funds may also invest in other securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are sup-ported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the dis-cretionary authority of the U.S. Government to purchase the agency's obliga-tions; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assur-ance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law. Ob-ligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.
  Securities guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or an agency or instrumentality there-of, and (b) participations in loans made to foreign governments or their agen-cies that are so guaranteed. The secondary market for certain of these partic-ipations is limited. Such participations will therefore be regarded as illiq-uid. No assurance can be given that the U.S. Government would provide finan-cial support to its agencies or instrumentalities if it is not obliged to do so by law.

STRIPPED OBLIGATIONS. To the extent consistent with their respective invest-ment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Govern-ment agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS"). Stripped securities, particu-larly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The International Fixed Income Fund also may purchase "stripped" securities that evidence ownership in the future interest payments or princi-pal payments on obligations of foreign governments.
  SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mort-gage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. How-ever, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of prin-cipal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.
  SMBS issued by the U.S. Government (or a U.S. Government agency or instru-mentality) may be considered liquid under guidelines established by Northern Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Govern-ment Select Money Market Fund, may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest pay-ments or the future principal payments on the obligations. These participa-tions are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a

Fund (other than the U.S. Government Money Market Fund) in such participations will not exceed 5% of the value of that Fund's total assets. Investments by the U.S. Government Money Market Fund in such participations will not exceed 35% of the value of that Fund's total assets.

ASSET-BACKED SECURITIES. The U.S. Government Fund and U.S. Government Money Market Fund may purchase securities that are secured or backed by mortgages and that are issued by the U.S. Government, its agencies or instrumentalities. The other Funds may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans and credit card receivables) and are issued by the U.S. Government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, fi-nancial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Funds will not purchase non-mortgage asset-backed securities that are not rated investment grade by S&P, Duff, Fitch or Moody's.
  Non-mortgage asset-backed securities invoke certain risks that are not pre-sented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile re-ceivables permit the servicers to retain possession of the underlying obliga-tions. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical require-ments under state laws, the trustee for the holders of the automobile receiv-ables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
  The Funds may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage ob-ligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securi-ties. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.
  The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obli-gations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected pre-payments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.
  Prepayments on asset-backed securities generally increase with falling in-terest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial pre-payments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when inter-est rates decline, the value of an asset-backed security with prepayment fea-tures may not increase as much as that of other fixed income securities.

CORPORATE AND BANK OBLIGATIONS. To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest in debt obligations of domestic or foreign corpora-tions and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign is-suer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obliga-tions of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

EXCHANGE RATE-RELATED SECURITIES. The Income Equity, International Fixed In-come and Fixed Income Funds may invest in securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to for-eign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the foreign currency risk compo-nent of Exchange Rate-Related Securities.
  Investments in Exchange Rate-Related Securities entail certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Secu-rity is linked. In addition, there is no assurance that sufficient trading in-terest to create a liquid secondary market will exist for a particular Ex-change Rate-Related Security due to conditions in the debt and foreign cur-rency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

GUARANTEED INVESTMENT CONTRACTS. The Fixed Income Fund and the Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Funds do not expect to invest more than 5% of their respective net assets in GICs at any time during the current fiscal year.

VARIABLE AND FLOATING RATE INSTRUMENTS. In accordance with their respective investment objectives, the Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount mas-ter demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. A Fund may purchase variable and floating rate instruments with stated maturities in excess of its maturity limitations provided that the Fund may demand payment of the principal of the instrument at least once within the applicable maturity limitation on not more than thirty days' notice (unless the instrument is issued or guaranteed by the U.S. Government or an agency or instrumentality thereof). Unrated instruments will be determined by Northern Trust to be of comparable quality at the time of purchase to rated instruments purchasable by the Funds.
  The Funds (other than the Money Market Funds) may also invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that ex-ceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
  The absence of an active secondary market with respect to particular vari-able and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments (including inverse float-ers) will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

REPURCHASE AGREEMENTS. Each Fund, other than the U.S. Government Select Money Market Fund, may agree to purchase portfolio securities from financial insti-tutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, set-tlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter pe-riod of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agree-ment in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS. Each Fund is authorized to make limited borrowings as described below under "Investment Restrictions." If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. Borrowings may be made through reverse repurchase agree-ments under which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. The Funds may use the proceeds of reverse repurchase agree-ments to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Funds (other than the Municipal Money Market, U.S. Government Select Money Market, California Municipal Money Market, Income Eq-uity, Growth Equity, Select Equity and Small Cap Growth Funds) may utilize re-verse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated account with Northern Funds' custodian containing cash, U.S. Government or other appropriate liquid high-grade debt securities having a value at least equal to the repurchase price. A Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In ad-dition, whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

SECURITIES LENDING. Each Fund may seek additional income from time to time by lending securities on a short-term basis to banks, brokers and dealers. The securities lending agreements will require that the loans be secured by col-lateral in cash, cash equivalents, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Fund may not make such loans in excess of 33 1/3% of the value of its total assets. Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the bor-rower of the securities becomes insolvent.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY
TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities pur-chased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of ac-quiring them, a Fund may dispose of securities purchased on a when-issued, de-layed-delivery or a forward commitment basis before settlement when deemed ap-propriate by Northern Trust.

INVESTMENT COMPANIES. In connection with the management of its daily cash po-sitions, each Fund may invest in securities issued by other investment compa-nies which invest in short-term, high-quality debt securities and determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. The International Funds may also purchase shares of in-vestment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more specified foreign countries. As a shareholder of another investment company, a Fund will bear, along with other shareholders, its pro rata portion of the other investment company's ex-penses including advisory fees. These expenses would be in addition to the ad-visory fees and other expenses the Fund bears directly in connection with its own operations. Investments in other investment companies will be subject to the limits imposed by the 1940 Act.

ILLIQUID SECURITIES. Each Fund may invest up to 15% (10% in the case of the Money Market Funds) of the value of its net assets in illiquid securities. Il-liquid securities generally include repurchase agreements and time deposits with notice/ termination dates in excess of seven days, SMBS issued by private issuers, interest rate and currency swaps, unlisted over-the-counter options, GICs and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").
  If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern Trust determines, under guidelines approved by Northern Funds' Board of Trust-ees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers be-come uninterested in purchasing these securities. The ability to sell to qual-ified institutional buyers under Rule 144A is a relatively recent development, and it is not possible to predict how this market will ultimately develop.

PORTFOLIO TRANSACTIONS AND TURNOVER. Northern Trust's Advisory Agreement pro-vides that in selecting brokers or dealers to place orders for transactions
(a) involving common and preferred stocks, Northern Trust shall use its best judgment to obtain the best overall terms available and (b) involving bonds and other fixed income obligations, Northern Trust shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, Northern Trust is to consider all factors it deems rele-vant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the spe-cific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern Trust may consider the brokerage and research services provided to the Funds and/or other accounts over which Northern Trust or an affiliate of Northern Trust exercises investment discretion. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and po-litical consulting and analytical services.

  The portfolio turnover rates of the Funds will vary from year to year, and may be affected by changes in country and currency weightings, as well as changes in the holdings of specific issuers. Investments in issuers in smaller or emerging markets may also contribute to portfolio turnover for the Interna-tional Funds. High portfolio turnover (100% or more) may result in the reali-zation of short-term capital gains which are taxable to shareholders as ordi-nary income. In addition, higher turnover rates can result in corresponding increases in commissions and other transaction costs. Northern Trust will not consider turnover rate a limiting factor in making investment decisions. The portfolio turnover rates of each Fund (other than the Money Market Funds and the Technology Fund) for Northern Funds fiscal year ended March 31, 1995 are stated under "Financial Highlights." Northern Funds expects that the annual turnover rate of the Technology Fund will generally not exceed 150%.

MISCELLANEOUS. After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for pur-chase by the Fund. Northern Trust will consider such an event in determining whether the Fund should continue to hold the security. Except for the convert-ible securities described above, Northern Trust expects to sell promptly any securities that are non-investment grade which exceed 5% of a Fund's net as-sets, or are below "high quality" in the case of the Money Market Funds, where it has determined that such sale is in the best interest of the Fund. Because Northern Trust and the Board of Trustees of Northern Funds have determined that their current sale would not be in the Fund's best interests, as of the date of this Prospectus, the Municipal Money Market Fund held notes issued by Orange County, California that were below "high quality." See "Investment In-formation--Municipal Money Market Fund--Orange County Notes."
  For a description of applicable securities ratings, see Appendix A to the Additional Statement. Investment grade securities rated BBB by S&P, Duff or Fitch, or Baa by Moody's have certain speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.
  The Funds do not intend to purchase certificates of deposit of Northern Trust or its affiliate banks, commercial paper issued by Northern Trust's par-ent holding company or other securities issued or guaranteed by Northern Trust, its parent holding company or their subsidiaries or affiliates.

Investment Restrictions

A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment ob-jective different from the objective which the shareholder considered appro-priate at the time of investment in the Fund. No assurance can be provided that a Fund will achieve its investment objective.
  Each Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds' fundamental restrictions, which are set forth in full in the Additional Statement.
  No Fund may:
  1. purchase securities (except U.S. Government securities and repurchase agreements collateralized by such securities) if more than 5% of its total as-sets at the time of purchase will be invested in the securities of any one is-suer, except that up to 25% (50% for the California Municipal Money Market
Fund) of a Fund's total assets may be invested without regard to this 5% limi-tation;
  2. subject to the foregoing 25% exception, purchase more than 10% of the outstanding voting securities of any issuer;
  3. invest 25% or more of its total assets at the time of purchase in securi-ties of issuers whose principal business activities are in the same industry, except for the Technology Fund which may not, except during temporary defen-sive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the

Fund would be invested in the securities of issuers principally engaged in technology business activities; and
  4. borrow money except in amounts up to 33 1/3% of the value of its total assets at the time of borrowing.
  Restrictions 1 and 2 do not apply to the International Fixed Income Fund. Instead, as a non-fundamental investment restriction, the International Fixed Income Fund will not hold any securities (except U.S. Government securities and repurchase agreements collateralized by such securities) that would cause, at the end of any tax quarter, more than 5% of its total assets to be invested in the securities of any one issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. Government, its agencies and instrumentalities).
  In addition, in accordance with current SEC regulations, the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds in-tend, as a non-fundamental policy, to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Gov-ernment, its agencies or instrumentalities and repurchase agreements collater-alized by such securities) to not more than 5% of the value of their respec-tive total assets at the time of purchase, except for 25% of the value of their total assets which may be invested in any one issuer for a period of up to three Business Days. The Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds will also limit their investments in Eligible Securities that are not in the highest rating category as determined by two NRSROs (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality, to 5% of their total assets, with in-vestments in any one such issuer being limited to no more than 1% of its total assets or $1 million, whichever is greater, measured at the time of purchase.

OPENING AN ACCOUNT AND
PURCHASING SHARES

An investment account may be opened and shares purchased directly from North-ern Funds by following the instructions below under "Purchasing Shares Di-rectly from the Funds." If you maintain certain accounts at Northern Trust or another institution (such as a bank or broker/dealer) that has entered into an agreement with Northern Funds to provide services to its customers, you may purchase shares through your institution in accordance with its procedures. See "Purchasing Shares Through Northern Trust and Other Institutions" below for more details. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-800-595-9111.

Purchasing Shares Directly from the Funds

For your convenience, there are a number of ways to invest directly with Northern Funds. When establishing an investment account directly with Northern Funds, the minimum initial investment in a Fund is $2,500 ($500 for an IRA; $250 for a spousal IRA; $250 under the Automatic Investment Plan; and $500 for employees of the Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

BY MAIL. You may purchase shares by mail by sending a Purchase Application, a copy of which accompanies this Prospectus, together with a check or money or-der payable to Northern Funds in the envelope provided or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed. If using overnight delivery use the following address: 801 South Canal Street, Chicago, Illinois 60607, Attn:
Northern Funds. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a sepa-rate piece of paper your name, address and account number.
  A $20 fee will be charged by the Transfer Agent if any check used for in-vestment does not clear. In addition, you will be responsible for any loss suffered by a Fund. If you purchase shares by check and subsequently request the redemption of those shares, Northern Funds may delay the payment of re-demption proceeds until the Transfer Agent is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you antici-pate redemptions soon after purchase, you may wish to wire funds to avoid de-lays. Northern Funds will not accept payment in cash or third party checks for the purchase of shares.

BY WIRE. You may make initial or subsequent investments in shares of the Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-800-595-9111 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to the Transfer Agent in the envelope provided herewith, or by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by the Transfer Agent. If you wish to add to an existing ac-count by wire purchase, you may wire federal funds to:
  The Northern Trust Company
  Chicago, Illinois
  ABA Routing No. 0710-00152,
  (Reference 10 Digit Fund Account Number)
  (Reference Shareholder's Name)

DIRECT DEPOSIT. You may purchase additional shares through the Direct Payroll Deposit Plan offered by Northern Funds. Through this plan, periodic invest-ments (minimum $50) are made automatically from your payroll check into your existing Fund account. In order to participate in the plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments. Further details about this service may be obtained from the Transfer Agent by calling 1-800-595-9111. Northern Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privi-lege or its use in any manner by any person.

AUTOMATIC INVESTMENT. Northern Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this plan the Transfer Agent originates an ACH request to your financial institution which forwards funds periodically to the Transfer Agent to purchase shares. The plan can be established with any financial institution that participates in the ACH funds transfer system. No service fee is currently charged by Northern Funds for participation in the plan. You may establish the plan by completing the appro-priate section on the Purchase Application when opening an account. You may also establish the plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-800-595-9111. If an investor discontinues participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 60 days' written notice, if the account's net asset value is $1,000 or less.

DIRECTED REINVESTMENTS. In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in an-other Northern Fund. In addition, systematic withdrawals from one account and reinvestments in another account may be established. See "Redeeming and Ex-changing Directly from the Funds--Systematic Withdrawals." Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and therefore you should consult your own tax adviser before commencing these transactions.

BY EXCHANGE. You may open a new account or add to an existing account by ex-changing shares of one Fund for shares of any other Fund offered by Northern Funds. See "Redeeming and Exchanging Shares" for details.

Purchasing Shares Through Northern Trust and Other Institutions

Northern Trust customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Customers of other institutions (together with Northern Trust, "Service Organizations"), such as banks or broker/dealers that have entered into agreements with Northern Funds, should contact their account officers for appropriate purchase instructions. Northern Trust or another Service Organiza-tion may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. To determine whether you may purchase shares through your institution, contact your institution directly or call 1-800-595-9111. Purchases (and redemptions) placed through Northern Trust or another Service Organization are processed only on days that both Northern Funds and the particular institution are open for business.
  Depending on the terms of the particular account used to purchase Fund shares, Northern Trust or other institutions may impose charges against the account. These charges could include asset allocation fees, account mainte-nance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. For further discussion of Service Orga-nizations and the procedures for purchasing (and redeeming) shares through them, see "Management--Service Organizations."

Additional Purchase Information

EFFECTIVE TIME AND PRICE OF PURCHASES -- NON-MONEY MARKET FUNDS. A purchase order for Fund shares received by the Transfer Agent by 3:00 p.m. (Chicago
Time) on a Business Day (as defined below under "Further Information--Miscel-laneous") will be priced at the net asset value determined on that day, pro-vided that either: (a) the order is accompanied by payment of the purchase price; or (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and un-dertakes to make payment on the next Business Day in the form of federal funds or other immediately available funds. If an order in proper form with proper payment is not received by the Transfer Agent by such time, the order will be processed at the next determined net asset value after the Transfer Agent has received both an order in proper form and such payment.

EFFECTIVE TIME AND PRICE OF PURCHASES -- MONEY
MARKET FUNDS. A purchase order for Fund shares received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day will be executed that day, pro-vided immediately available funds have been received by the Transfer Agent by that time. If your purchase order or immediately available funds are not re-ceived by the Transfer Agent by 1:00 p.m. (Chicago Time), then your purchase order will be executed on the next Business Day following the Business Day on which your order and immediately available funds are received by the Transfer Agent. Purchase orders that are accompanied by payment in any form other than immediately available funds will be executed on the next Business Day after the Business Day on which both the order and payment in proper form are re-ceived by the Transfer Agent.

MISCELLANEOUS PURCHASE INFORMATION. You will be responsible for all losses and expenses of the Funds as a result of a check that does not clear or an ACH transfer that is rejected. Northern Funds may decline to accept a purchase or-der when, in the judgment of Northern Funds or its investment adviser, it would not be in the best interest of existing shareholders to accept the or-der. Fed-eral regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within sixty days of the date of the Purchase Application. Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible invest-ments for the respective Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registra-tion (for example, a change in registration from a joint account to an indi-vidual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Cen-ter at P.O. Box 75986, Chicago, Illinois 60690-6319 or by calling 1-800-595-9111.

REDEEMING AND
EXCHANGING SHARES

You can arrange to withdraw your investment in the Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The pro-cedures for redeeming shares differ depending on whether you purchase your shares directly from Northern Funds or through Northern Trust or another Serv-ice Organization. If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem them in accordance with the instructions pertaining to that account.

Redeeming and Exchanging Directly from the Funds

When you purchase your shares directly from Northern Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at Northern Trust or another Service Organization and you appear on Northern Funds' records as the registered holder. You may call 1-800-595-9111 if you have any questions re-garding redemptions or exchanges.
  Northern Funds imposes no charges when you redeem or exchange shares. Remem-ber, however, when shares are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.

BY MAIL. You may redeem shares in any number or dollar amount by sending a written request to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. The redemption request must state the number of shares or the dollar amount to be redeemed and identify the Fund account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. In addition, written requests for redemp-tions exceeding $50,000 must be accompanied by a signature guarantee by a fi-nancial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional require-ments may be imposed. A signature notarized by a notary public is unaccept-able. Northern Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

BY WIRE. If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemp-tion unless the designated account is maintained at Northern Trust or an affiliated bank. The minimum amount that may be redeemed by this method is $250. Northern Funds re-serves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution that participates in STAMP, or such other means or evidence of authority acceptable to the Transfer Agent, must be sent to Northern Funds, P.O. Box 75986, Chica-go, Illinois 60690-6319. Additional requirements may be imposed.

BY CHECK. You may also redeem shares of the Money Market Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been es-tablished. When the check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the particular Fund involved to re-deem a sufficient number of your shares to cover the amount of the check. Div-idends are earned until the check clears the Transfer Agent. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Ap-plication, or if your Fund account is already opened, by completing the appro-priate form which may be obtained by calling the Transfer Agent at 1-800-595-9111. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account ac-companied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed.
  You may place stop payment requests on checks by calling the Transfer Agent at 1-800-595-9111. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your re-demption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request. Northern Funds reserves the right, at any time without prior no-tice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

SYSTEMATIC WITHDRAWALS. Northern Funds offers a Systematic Withdrawal Plan. If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per with-drawal) and distributed in cash or reinvested in one or more of the other Funds offered by Northern Funds. See "Purchasing Shares Directly from the Funds--Directed Reinvestments." An application form and additional information may be obtained from the Transfer Agent by calling 1-800-595-9111.

EXCHANGE PRIVILEGE. Northern Funds offers an exchange privilege that permits you to exchange shares of one Fund for shares of another Fund offered by Northern Funds. To establish the exchange privilege, you must check the appro-priate box on the Purchase Application or, if your Fund account is already opened, you may send a written request to the Transfer Agent, and must estab-lish or maintain accounts with an identical title in each Fund involved in an exchange transaction. In addition, the shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).
  Since an excessive number of exchanges may be disadvantageous to Northern Funds, Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. A shareholder may continue making exchanges un-til notified that the exchange privilege has been suspended, limited or termi-nated. Questions regarding the exchange privilege may be directed to 1-800-595-9111 or to your account officer at your Service Organization. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.
  Exchanges may have tax consequences. No exchange fee is currently imposed by Northern Funds on exchanges. Northern Funds reserves, however, the right to impose a charge in the future.

TELEPHONE PRIVILEGE. This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appro-priate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to the Transfer Agent. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be ac-ceptable to the Transfer Agent. Once you have established the telephone privi-lege, you may use the telephone privilege by calling the Transfer Agent at 1-800-595-9111.
  The Transfer Agent has adopted procedures in an effort to establish reason-able safeguards against fraudulent telephone transactions. The proceeds for redemption orders will be sent by check, by wire transfer or by transfer to an account maintained at Northern Trust or an affiliated bank. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of au-thority as may be acceptable to the Transfer Agent and sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and will request a form of personal identification if such identification has been furnished to the Transfer Agent. Neither Northern Funds nor its Transfer Agent will be respon-sible for the authenticity of instructions received by telephone that are rea-sonably believed to be genuine. To the extent that Northern Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.
  Northern Funds reserves the right to refuse a tele phone redemption if it believes it is advisable to do so. Procedures for re-deeming shares by telephone may be modified or terminated by Northern Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact the Transfer Agent by tele phone, shares may also be redeemed by mail as described above under the dis-cussion of redemptions by mail.

Redeeming and Exchanging Through Northern Trust and Other Institutions

If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem or exchange them in accordance with the instructions pertaining to that account. If you are listed on the books of Northern Funds as the shareholder of record, you may also redeem and exchange your shares using any of the methods described above under "Redeeming and Ex-changing Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at Northern Trust or another Service Organization. Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization a fee may be charged by those institutions for providing services in connection with your account.

Additional Redemption and Exchange Information

EFFECTIVE TIME AND PRICE OF REDEMPTIONS AND EXCHANGES. Redemption orders for shares of a non-Money Market Fund are processed at the net asset value next determined at 3:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent by 3:00 p.m. (Chicago Time) on a Business Day. Redemption or-ders for shares of a Money Market Fund are processed at the net asset value next determined at 1:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or num-ber of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions); required signature guarantees (if appli-cable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for the additional documentation that may be required of these enti-ties. Exchange orders are likewise processed at the net asset value per share next determined after receipt in good order by the Transfer Agent on a Busi-ness Day.

PAYMENT OF REDEMPTION PROCEEDS -- NON-MONEY MARKET FUNDS. The non-Money Market Funds will make payment for redeemed shares typically within one or two Busi-ness Days, but no later than the seventh day after receipt by the Transfer Agent of a request in good order on a Business Day, except as otherwise pro-vided by the rules of the SEC. However, if any portion of the shares to be re-deemed represents an investment made by check, the Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. This procedure does not apply to shares purchased by money order or wire payment. During the period prior to the time the shares are re-deemed, dividends on such shares will accrue and be payable.

PAYMENT OF REDEMPTION PROCEEDS -- MONEY MARKET FUNDS. If received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day, a redemption re-quest normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is spe-cifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good or-der. However, if any portion of the shares to be redeemed represents an in-vestment made by check, Northern Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. Northern Funds reserves the right to defer crediting, sending or wiring re-demption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

MISCELLANEOUS REDEMPTION INFORMATION. All redemption proceeds will be sent by check unless Northern Trust or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.
  To relieve Northern Funds of the cost of maintaining uneconomical accounts, Northern Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involun-tary redemption would occur, you would be given at least 60 days' written no-tice and, during that period, you could make an additional investment to re-store the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a de-cline in a Fund's net asset value. Any involuntary redemption would be at net asset value. Northern Funds also reserves the right to redeem shares involun-tarily if it is otherwise appropriate to do so under the 1940 Act (see "Amor-tized Cost Valuation" in the Additional Statement).

DISTRIBUTIONS AND TAXES

Distributions

Each Money Market Fund's net investment income is declared as a dividend on each Business Day on the shares that are outstanding at 1:00 p.m. (Chicago
Time) on the declaration date. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid monthly. Net realized short-term capital gains, af-ter reduction for capital loss carry-for-wards, if any, of a Fund may be distributed from time to time during Northern Funds' fiscal year (but not less frequently than annually). The Money Market Funds do not expect to realize net long-term capital gains.
  Dividends from the net investment income of each of the U.S. Government, Fixed Income, Intermediate Tax-Exempt and Tax-Exempt Funds are declared daily on each Business Day and paid monthly. Dividends from the net investment in-come of the International Fixed Income Fund are declared daily on each Busi-ness Day and paid quarterly. Shares of these five Funds are entitled to the dividends declared by a Fund beginning on the next Business Day after the pur-chase order is executed.
  Dividends from the net investment income of the other Funds are declared and paid as follows:


                                                                   DIVIDENDS
FUND                                                           DECLARED AND PAID
Income Equity.................................................     Monthly
Growth Equity.................................................     Quarterly
Select Equity.................................................     Annually
Small Cap Growth..............................................     Annually
International Growth Equity...................................     Annually
International Select Equity...................................     Annually
Technology....................................................     Annually

  The net realized capital gains of each Fund are distributed at least annual-ly.
  Dividends and capital gain distributions, if any, will reduce the net asset value of a Fund (other than a Money Market Fund or a Fixed Income Fund) by the amount of the dividend or capital gain distribution. Dividends and capital gain distributions, if any, are automatically reinvested (without any sales charge or portfolio transaction fee) in additional shares of the same Fund at their net asset value determined on the payment date. You may, however, notify the Transfer Agent in writing that you elect to have dividends and/or capital gain distributions paid in cash or reinvested in shares of another Fund of-fered by Northern Funds at their net asset value determined on the payment date (provided you maintain an account in such Fund). This election will be-come effective for distributions paid two days after its receipt by the Trans-fer Agent.
  Net loss, if any, from certain foreign currency transactions or instruments that is otherwise taken into account with respect to the International Fixed Income Fund in calculating net investment income or net realized capital gains for accounting purposes may not be taken into account in determining the amount of dividends to be declared and paid, with the result that a portion of the Fund's dividends may be treated as a return of capital, nontaxable to the extent of a shareholder's tax basis in his or her shares.

Taxes

As with any investment, you should consider the tax implications of an invest-ment in Northern Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situa-tion. Northern Funds will send written notices to shareholders annually re-garding the tax status of distributions made by the Funds. The Funds will de-termine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for pur-poses of the federal alternative minimum tax, and which are fully taxable and will apply these percentages uniformly to all dividends declared from net in-vestment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

FEDERAL TAXES. Each Fund intends to qualify as a "regulated investment compa-ny" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are distributed to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes.
  To qualify, a Fund will pay as dividends at least 90% of its investment com-pany taxable income and at least 90% of its net tax-exempt income (if any) each year. Investment company taxable income includes taxable interest, dividends and short-term capital gains less expenses. Dividends based on ei-ther investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA or other qualified retirement account are deferred under the Code.)
  Dividends paid by the Intermediate Tax-Exempt, Tax-Exempt, Municipal Money Market and California Municipal Money Market Funds (together, the "Tax-Exempt Funds") (but not the other Funds) that are derived from interest on Municipal Instruments ("exempt-interest dividends") may be treated by you as excludable from your gross income (unless because of your particular situation exclusion would be disallowed). You should note that income that is not subject to fed-eral income taxes may nevertheless have to be considered along with other ad-justed gross income in determining whether any Social Security payments re-ceived by you are subject to federal income taxes. You should also note that a portion of the exempt-interest dividends paid by the Intermediate Tax-Exempt Fund and Tax-Exempt Fund may be, and a portion of such dividends by the Munic-ipal Money Market and California Municipal Money Market Funds generally will be, an item of tax preference for both corporate and individual taxpayers in determining federal alternative minimum and environmental tax liability. (Cor-porate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds in determining certain adjustments for al-ternative minimum tax and environmental tax purposes.)
  Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, no matter how long you hold Fund shares. If you hold shares for six months or less, and during that time receive a distribution that is taxable as a long-term capital gain, any loss realized on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.
  Before purchasing shares you should consider the effect of any capital gain distributions and, for those Funds that do not declare dividends daily, any net income dividends that are expected to be declared or that have been de-clared but not yet paid. The per share price will be reduced by the amount of the payment, so that a shareholder will, in effect, have paid full price for the shares and then received a portion of the price back as a taxable distri-bution. This is because at any given time the value of your shares includes the undistributed net gains, if any, realized by a Fund on the sale of portfo-lio securities, and undistributed dividends and interest received, less the Fund's expenses. Because such gains and dividends are included in the price of your shares, when they are distributed, the price of your shares is reduced by the amount of the distribution. Accordingly, if your distribution is rein-vested in additional shares, the distribution has no effect on the value of your investment; while you own more shares, the price of each share has been reduced by the amount of the distribution. Likewise, if you take your distri-bution in cash, the value of your shares after the record date plus the cash received is equal to the value of the shares before the record date.
  Any dividends declared in October, November or December and payable to shareholders during those months will be deemed to have been paid by a Fund and received by shareholders on December 31, so long as the dividends are ac-tually paid, as expected, in January of the following year.
  Shareholders may realize a taxable gain or loss when redeeming, transferring or exchanging their shares (or in using the Systematic Withdrawal Plan to di-rect reinvestments), depending on the difference in the prices at which the shares were originally purchased and when redeemed, transferred or exchanged.
  Dividends and certain interest income earned by a Fund from foreign securi-ties may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any tax-able year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that one or more of the International Funds will make this election in certain years. Should a Fund make the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit his proportionate amounts of such taxes against his U.S. federal income tax liabilities, or (b) if he item-izes deductions, to deduct such proportionate amounts from his U.S. federal taxable income.
  If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it would be subject to federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such investments even if it distributes the income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the re-quired form, the Fund instead would be required to include in income each year its allocable share of the ordinary earnings and net capital gains of the QEF, whether or not received, and such amounts would be subject to the various dis-tribution requirements described above. In addition, a Fund could, as an al-ternative, treat unrealized gains as though they were realized for tax purpos-es.
  Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions paid to any investor
(i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for failure to properly include on his return payments of interest or dividends, or (iii) who has failed to certify to Northern Funds, when required to do so, that he is not subject to backup with-holding or that he is an "exempt recipient."

STATE AND LOCAL TAXES GENERALLY. Because your state and local taxes may be different than the federal taxes described above, you should see your tax ad-viser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Additionally, although the U.S. Government Select Money Market Fund in-tends to invest principally in U.S. Government securities the interest on which is generally exempt from state income taxation, you should see your tax adviser to determine whether distributions from the Fund are exempt in your state.

STATE AND LOCAL TAXES -- CALIFORNIA MUNICIPAL MONEY MARKET FUND. If, at the close of each quarter of the California Municipal Money Market Fund's taxable year, at least 50% of the value of its total assets consists of California Mu-nicipal Instruments and certain specified federal obligations, and if the Fund qualifies as a regulated investment company for federal tax purposes, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Municipal Instruments and such fed-eral obligations will be exempt from California state personal income tax. (Such treatment may not apply, however, to investors who are "substantial us-ers" or "related persons" with respect to facilities financed by portfolio se-curities held by the Fund.) For this purpose, federal obligations are any ob-ligations the interest on which is excludable from income under the United States Constitution or the laws of the United States. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary or capital gain dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.
  Except as noted with respect to the California state personal income tax, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Moreover, to the extent, if any, that dividends paid by the Fund to its shareholders are de-rived from taxable interest or from capital gains, such dividends will be sub-ject to federal income tax and California state personal income tax, if appli-cable, whether or not such dividends are reinvested. Future legislative or adminis-trative changes or court decisions may materially affect the tax consequences of investing in the Fund.

Tax Table

You may find it particularly useful to compare the tax-free yields of the Tax-Exempt Funds to the equivalent yields from taxable investments. For an in-vestor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instru-ment.
  The following table illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax ad-viser should be consulted for specific yield calculations.

------------------------------------------------------------------------------
                                 FEDERAL
                                 MARGINAL          TAX-EXEMPT YIELDS
        TAXABLE INCOME           TAX RATE 4.00% 4.50% 5.00% 5.50% 6.00% 6.50%
------------------------------------------------------------------------------
SINGLE RETURN    JOINT RETURN                  EQUIVALENT TAXABLE YIELDS
$      0-
 $ 22,750      $      0-$ 38,000    15%   4.71% 5.29% 5.88% 6.47% 7.06%  7.65%
$ 22,751-
 $ 55,100      $ 38,001-$ 91,850    28%   5.56% 6.25% 6.94% 7.64% 8.33%  9.03%
$ 55,101-
 $115,000      $ 91,851-$140,000    31%   5.80% 6.52% 7.25% 7.97% 8.70%  9.42%
$115,001-
 $250,000      $140,001-$250,000    36%   6.25% 7.03% 7.81% 8.59% 9.38% 10.16%
Over $250,000  Over $250,000      39.6%   6.62% 7.45% 8.28% 9.11% 9.93% 10.76%
------------------------------------------------------------------------------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1994 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do not take into consideration the California state personal income tax.
-------------------------------------------------------------------------------

MANAGEMENT

Board of Trustees

The business and affairs of Northern Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.

Investment Adviser, Transfer Agent and Custodian

Northern Trust, with offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as Northern Funds' investment adviser, transfer agent and custodian. As transfer agent, Northern Trust provides various administrative servicing func-tions, and any shareholder inquiries may be directed to it.
  Northern Trust, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust was formed in 1889 with capitalization of $1 million. As of June 30, 1995, Northern Trust Corporation and its subsidiaries had approximately $19.3 billion in assets, $11.2 billion in deposits and employed over 6,500 persons.
  Northern Trust and its affiliates administered in various capacities (in-cluding as master trustee, investment manager or custodian) almost $550 bil-lion in assets as of June 30, 1995 including over $91 billion for which North-ern Trust had investment management responsibility.
  Subject to the general supervision of Northern Funds' Board of Trustees, Northern Trust is responsible for making investment decisions for the Funds and placing purchase and sale orders for portfolio securities. Northern Trust is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel must not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern Trust's commercial banking de-partment. These requirements are designed to prevent investment advisory per-sonnel for the Funds from knowing which companies have commercial business with Northern Trust and from purchasing securities where they know the pro-ceeds will be used to repay loans to the bank.
  As compensation for its advisory services and its assumption of related ex-penses, Northern Trust is entitled to a fee, computed daily and payable month-ly, at an annual rate of .60% of the average daily net assets of each of the Money Market Funds; .75% of the average daily net assets of each of the U.S. Government, Fixed Income, Intermediate Tax-Exempt and Tax-Exempt Funds; .90% of the average daily net assets of the International Fixed Income Fund; 1.00% of the average daily net assets of each of the Income Equity and Growth Equity Funds; and 1.20% of the average daily net assets of each of the Select Equity, Small Cap Growth, International Growth Equity, International Select Equity and Technology Funds. Although these advisory fee rates (except for the Money Mar-ket Funds) are higher than the rates payable by most mutual funds, the Board of Trustees believes they are comparable to the rates payable by other fixed income, equity and international funds.
  Northern Trust also receives compensation as Northern Funds' custodian and transfer agent. The fees payable by the Funds for these services are described in the Additional Statement.
  The portfolio managers primarily responsible for the management of the in-vestment selections of the Funds (other than the Money Market Funds), together with information as to their principal business occupations during the past five years, are shown below.

FIXED INCOME FUNDS. James M. Snyder, Vice President of Northern Trust since 1980 and Senior Vice President since 1991, oversees the management of fixed income assets administered by Northern Trust and is the head of the Fixed In-come Management Division of Northern's Investment Services Group. Mr. Snyder received his B.S. degree from Indiana University and his M.B.A. degree from DePaul University. He is a Chartered Financial Analyst and a member of the In-vestment Analysts Society of Chicago. Primary responsibility for the management of the Fixed Income Fund and International Fixed Income Fund lies with Michael J. Lannan, Second Vice President in the Fixed Income Management Division. Mr. Lannan has had such responsibility for the Funds since they commenced operations in April, 1994. Mr. Lannan received his B.A. degree from Harvard University and his M.B.A. degree from DePaul University. He is a member of the Institute of Chartered Financial Analysts and the In-vestment Analysts Society of Chicago. Mr. Lannan joined Northern Trust in 1986. During the past five years, Mr. Lannan has managed various fixed income portfolios, including common and collective trust funds invested in obliga-tions of domestic and foreign issuers. Primary responsibility for the manage-ment of the Intermediate Tax-Exempt Fund lies with Eric Boeckmann, Second Vice President in Northern Trust's Fixed Income Management Division. Mr. Boeckmann has had such responsibility for the Fund since it commenced operations in April, 1994. Mr. Boeckmann received his B.S. degree from the University of Il-linois and joined Northern Trust in 1985. During the past five years, Mr. Boeckmann has managed various municipal bond portfolios, including common trust funds comprised of municipal securities. Primary responsibility for the management of the Tax-Exempt Fund lies with Peter J. Flood, Vice President in Northern Trust's Fixed Income Management Division and has had such responsi-bility for the Fund since it commenced operations in April, 1994. Mr. Flood received his S.B. degree from Loyola University and his M.B.A. degree from the University of Chicago. Mr. Flood joined Northern Trust in 1979. During the past five years, Mr. Flood has managed various municipal bond portfolios, in-cluding common trust funds invested in municipal securities. Primary responsi-bility for the management of the U.S. Government Fund lies with Monty M. Memler, Second Vice President. Mr. Memler has had such responsibility for the Fund since November 16, 1994. Mr. Memler received his B.S. degree from the University of Illinois and his M.B.A. degree from the University of Chicago. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. Mr. Memler joined Northern Trust in 1986. During the past five years, Mr. Memler has managed various fixed income portfolios, including common and collective trust funds and a mutual fund for another investment company.

EQUITY FUNDS. Lawrence P. Keblusek, Senior Vice President of Northern Trust since 1992, heads Personal Investments of Northern Trust's Investment Services Group. Mr. Keblusek received his B.A. and M.B.A. degrees from George Washing-ton University. He is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Primary responsi-bility for the management of the Income Equity and Technology Funds lies with William E. Hyatt, Vice President in Northern Trust's Personal Investment Man-agement Division. Mr. Hyatt has had such responsibility for the Income Equity Fund since it commenced operations in April, 1994. Mr. Hyatt will also have primary responsibility over the management of the Technology Fund when it com-mences operations. Mr. Hyatt received his B.A. degree from Boston University and his M.B.A. degree from the Wharton Graduate Division of the University of Pennsylvania. He is a Chartered Financial Analyst and a member of the Invest-ment Analysts Society of Chicago. Mr. Hyatt joined Northern Trust in 1986. During the past five years, Mr. Hyatt has served as an equity investment ana-lyst. Primary responsibility for the management of the Growth Equity Fund lies with Theodore Breckel, Vice President in the Personal Investment Management Division. Mr. Breckel has had such responsibility for the Fund since February 1995. Mr. Breckel received his A.B. and M.B.A. degrees from Indiana University and his M.S. degree from DePaul University. He is a Chartered Financial Ana-lyst and a member of the Investment Analysts Society of Chicago and the Finan-cial Analysts Federation. He has been with Northern Trust since 1968. He has served in the Personal Investment Management Division since 1985. Primary re-sponsibility for the management of the Select Equity Fund lies with Robert N. Streed, Vice President in the Northern Investment Counselors Division. Mr. Streed has had such responsibility for the Fund since it commenced operations in April 1994. Mr. Streed received his B.B. degree from Western Illinois Uni-versity and his M.B.A. degree from DePaul University. He is a Chartered Finan-cial Analyst and a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Mr. Streed joined Northern Trust in 1990. Prior to joining Northern Trust, he was a Senior Vice President at Capitol Su-pervisors where he managed an equity mutual fund and various equity portfo-lios. Since joining Northern Trust, Mr. Streed has managed various equity portfolios.
  John R. Goodwin, Vice President of Northern Trust since 1987, heads the Structured Equity Management Division of Northern's Investment Services Group. Mr. Goodwin received his B.S. degree from Oregon State University and his M.B.A. degree from the University of Chicago. He is a Chartered Financial Ana-lyst and a member of the following organizations: the Society of Quantitative Analysts; the International Society of Financial Analysts; the Chicago Options/Futures Society; the Investment Analysts Society of Chicago; and the Association for Investment Management and Research. Primary responsibility for the management of the Small Cap Growth Fund lies with Susan J. French, Second Vice President in the Structured Equity Management Division. Ms. French has had such responsibility for the Fund since it commenced operations in April, 1994. Ms. French received her B.S. degree from Fairfield University and is a member of the Investment Analysts Society of Chicago. Ms. French joined North-ern Trust in 1986. During the past five years, Ms. French has managed short-term investment funds and equity index funds including common and collective trust funds and a mutual fund for another investment company.
  Robert A. LaFleur, Vice President of Northern Trust since 1982 and Senior Vice President since 1990, is the Chief Investment Strategist and head of the Funds Global Strategy Management Division of Northern's Investment Services Group. Mr. LaFleur is responsible for developing and implementing domestic and global investment strategies for Northern Trust and its affiliate banks. Dur-ing the past five years, Mr. LaFleur has managed international equity portfo-lios, including common and collective trust funds invested principally in for-eign securities. Primary responsibility for the management of the Interna-tional Growth Equity and International Select Equity Funds lies with Mr. La-Fleur. Mr. LaFleur has had such responsibility for the Funds since the Funds commenced operations in April, 1994. Mr. LaFleur received his B.S. and M.B.A. degrees from the University of Illinois. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation and the Chicago Society of Analysts.

Administrator and Distributor

Sunstone Financial Group, Inc. ("Sunstone"), 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator and distributor for Northern Funds. Shares of the Funds are sold by Sunstone, as distributor, on a continu-ous basis. As compensation for its administrative services (which include clerical, compliance, regulatory and other services) and the assumption of re-lated expenses, Sunstone is entitled to a fee, computed daily and payable monthly, at an annual rate of .15% of Northern Funds' average net assets. No compensation is payable by Northern Funds to Sunstone for its distribution services.

Service Organizations

Northern Funds may enter into agreements with Service Organizations such as banks, corporations, brokers, dealers and other financial institutions, in-cluding Northern Trust, concerning the provision of support and/or distribu-tion services to their customers who own Fund shares. These services, which are described more fully in the Additional Statement, may include support services such as assisting investors in processing administrative purchase, exchange and redemption requests; processing dividend and distribution pay-ments from the Funds; providing information to customers showing their posi-tions in the Funds; and providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting. In addition, Service Organizations may provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Service Organizations may receive fees from a Fund at annual rates of up to .25% of the average daily net asset value of the shares covered by their agreements.

  Service Organizations may charge their customers fees for providing adminis-trative services in connection with investments in a Fund. Under the terms of their agreements with Northern Funds, Service Organizations are required to provide a schedule of these fees to their customers. In addition, investors should contact their Service Organization with respect to the availability of shareholder services and the particular Service Organization's procedures for purchasing and redeeming shares. It is the responsibility of Service Organiza-tions to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.
  Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.
  The Glass-Steagall Act and other applicable laws, among other things, pro-hibit banks from engaging in the business of underwriting securities. Accord-ingly, banks will be engaged under agreements with Northern Funds only to per-form the administrative and investor servicing functions described above, and will represent that the services provided by them under the agreements will not be primarily intended to result in the sale of Fund shares.
  Agreements that contemplate the provision of distribution services by Serv-ice Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. No payments are made to Sunstone under the Plan. However, payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Expenses

Except as set forth above and in the Additional Statement, each Fund is re-sponsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and Sunstone, bro-kerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organiza-tion of Northern Funds, taxes, interest, costs of liability insurance, fidel-ity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against Northern Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory author-ities, compensation and expenses of its Trustees, payments to Service Organi-zations, fees of industry organizations such as the Investment Company Insti-tute, and miscellaneous and extraordinary expenses incurred by Northern Funds.
  Northern Trust and Sunstone intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the pe-riods for which the reductions and reimbursements are made.

FURTHER INFORMATION

Determining Share Price

Net asset value per share for purposes of purchases and redemptions is calcu-lated by Northern Trust on each Business Day as of 3:00 p.m. (Chicago Time) for each non-Money Market Fund, and as of 1:00 p.m. (Chicago Time) for each Money Market Fund. Net asset value is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to a Fund, by the number of the Fund's outstanding shares.

  In seeking to maintain a net asset value of $1.00 per share with respect to each Money Market Fund for purposes of purchases and redemptions, Northern Funds values the portfolio securities held by each of the Money Market Funds pursuant to the amortized cost method of valuation described in the Additional Statement under "Amortized Cost Valuation."
  Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the aver-age of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price. Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are val-ued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as deter-mined in good faith by Northern Trust under the supervision of the Board of Trustees. Temporary short-term investments are valued at amortized cost which Northern Trust has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by in-dependent pricing services when those prices are believed to reflect the fair market value of the securities.

Advertising Performance

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indi-ces or to rankings prepared by independent services or other financial or in-dustry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Ana-lytical Services, Inc., to the Standard & Poor's 500 Index, the Russell 2000 Small Stock Index, the Consumer Price Index or the Dow Jones Industrial Aver-age. In addition, performance of the International Funds may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE"), the Morgan Stanley EAFE and Emerging Markets Free Index and the J.P. Morgan International Government Bond Index and performance of the Fixed Income and U.S. Government Funds may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and Agency Bond In-dex), the Lehman Brothers Corporate Bond Index and the Lehman Brothers Inter-mediate Government Bond Index. Performance of the Intermediate Tax Exempt and Tax-Exempt Funds may be compared to the Lehman Brothers Municipal Bond or 5-Year Municipal Bond Indices, and performance of the Income Equity Fund may be compared to the Merrill Lynch Investment Grade Convertible Bond Index. Perfor-mance of the Technology Fund may be compared to the Hambrecht and Quist Tech-nology Index, the SoundView Technology Index, the technology grouping of the Standard & Poor's 500 Index and any other comparable technology index. Perfor-mance data as reported in national financial publications such as Money Maga-zine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.
  A Fund (other than the Money Market Funds) calculates its total return on an "average annual total return" basis for various periods from the date the Fund commences investment operations and for other periods as permitted under SEC rules. Average annual total return reflects the average annual percentage change in value of an investment over the measuring period. Total return may also be calculated on an aggregate total return basis for various periods. Ag-gregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions are reinvested. When considering average total return figures for periods longer than one year, you should note that the annual total return for any one year may be more or less than the average for the entire period. A Fund may also advertise its total return on an aggregate, year-by-year or other basis for various specified periods through charts, graphs, schedules or quotations.
  The yield of a Fund (other than the Money Market Funds) is computed based on the Fund's net income during a specified 30-day (or one-month) period. More specifically, the Fund's yield is computed by dividing its per share net in-come during the relevant period by the per share net asset value on the last day of the period and annualizing the result on a semi-annual basis. The yield of a Money Market Fund is computed based on the Fund's net income during a specified seven-day period. The net investment income is then "annualized." That is, the amount of net investment income generated by the investment dur-ing the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield of a Money Market Fund is calculated similarly but, when annualized, the net investment income generated by the investment is assumed to be reinvested. The "effec-tive" yield will be slightly higher than the "yield" because of the com-pounding effect of this assumed reinvestment.
  The tax-equivalent yield for a Tax-Exempt Fund shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount neces-sary to reflect the payment of federal and/or state income taxes at a stated rate. The tax-equivalent yield for a Tax-Exempt Fund will always be higher than the Fund's yield.
  Performance is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareholders for a given peri-od. Total return data should also be considered in light of the risks associ-ated with a Fund's composition, quality, operating expenses and market condi-tions. Any fees charged by Northern Trust or a Service Organization directly to its customers in connection with investments in the Funds will not be in-cluded in Northern Funds' calculations of performance data.

Voting Rights

Northern Funds was formed as a Massachusetts Business Trust on October 12, 1993 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing in-terests in different investment portfolios. Northern Funds currently offers seventeen separate Funds, which are described in this Prospectus.
  Shareholders are entitled to one vote for each full share held and propor-tionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as re-quired by law or when the matter to be voted on affects only the interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Northern Funds may elect all of the Trustees.
  Northern Funds does not presently intend to hold annual meetings of share-holders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of share-holders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, Northern Funds will assist in shareholder communications in connection with the meeting.
  As of July 15, 1995, Northern Trust possessed sole or shared voting or in-vestment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds.

Shareholder Reports

Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year March 31, with an annual report con-taining audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-800-595-9111.

Retirement Plans

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Fur-ther information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropri-ate, a shareholder should consult with a tax adviser.

Miscellaneous

The address of Northern Funds is 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 and the telephone number is 1-800-595-9111. Northern Funds is registered as an open-end management investment company under the 1940 Act, and each of the Funds (other than the California Municipal Money Market Fund and the International Fixed Income Fund) is classified under that Act as a di-versified portfolio.
  As used in this Prospectus, "Business Day" means each day Northern Trust and the New York Stock Exchange are open, which is Monday through Friday, except for holidays observed by Northern Trust and/or the Exchange. In 1995, these holidays are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday (except for the Money Market Funds), Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when Northern Trust or the Exchange closes early as a result of unusual weather or other conditions, the right is reserved to advance the time by which purchase and redemption requests must be received. In addition, on any Business Day when the Public Securities Association ("PSA") recommends that the securities markets close early, the Funds reserve the right to cease or to advance the deadline for accepting purchase and redemption orders for same Business Day credit up to one hour before the PSA recommended closing time. Purchase and redemption requests received after the advanced closing time will be effected on the next Business Day. Northern Trust is not required to calcu-late the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to materially affect the net asset value per share.
  From time to time, Northern Funds' distributor may provide promotional in-centives to brokers whose representatives have sold or are expected to sell shares of the Funds. At various times, the distributor may implement programs under which a broker's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance broker sales contests or recognition programs conforming to criteria established by the distributor. The distribu-tor may also provide marketing services to brokers consisting of written in-formational material relating to sales incentive campaigns conducted by such brokers for their representatives.
  Northern Trust is sometimes referred to as "The Northern Trust Bank" in ad-vertisements and other literature.

                               -----------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN NORTHERN FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE

OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFER-ING MAY NOT LAWFULLY BE MADE.

[NORTHERN FUNDS LOGO APPEARS HERE]

P.O. Box 75986
Chicago, IL 60690-6319